UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2020

Date of reporting period: May 31, 2020

Item 1. Reports to Stockholders.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website (www.tortoiseadvisors.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-855-TCA-FUND (855-822-3863) or by sending an e-mail request to info@tortoiseadvisors.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-822-3863 or send an email request to info@tortoiseadvisors.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund.

Tortoise
2020 Semi-Annual Report

This combined financial report provides you with a comprehensive review of our funds that span the entire energy value chain.

Tortoise Capital Advisors is one of the largest managers of energy investments, including closed-end funds, open-end funds, private funds and separate accounts.

Table of Contents

Letter to Shareholders	2

Tortoise MLP & Pipeline Fund	4

Tortoise MLP & Energy Income Fund	7

Tortoise MLP & Energy Infrastructure Fund	10

Tortoise Energy Evolution Fund	13

Expense Examples	17

Financial Statements	20

Notes to Financial Statements	42

Investment Advisory Agreement	51

Discussion of Liquidity Risk Management Program	54

Additional Information	55

Tortoise

2020 Semi-Annual Report | May 31, 2020

Open-end fund comparison
		Total assets
Name/Ticker	Primary focus	($ Millions)[1]	Portfolio mix by asset type[2]	Portfolio mix by ownership[2]
Tortoise MLP & Pipeline Fund Institutional Class (TORIX) A Class (TORTX) Inception: 5/2011 C Class (TORCX) Inception: 9/2012	North American pipeline companies	$1,877.6
Tortoise MLP & Energy Income Fund Institutional Class (INFIX) A Class (INFRX) Inception: 5/2011 C Class (INFFX) Inception: 4/2012	Energy infrastructure equity and debt	$413.3
Tortoise MLP & Energy Infrastructure Fund Institutional Class (MLPPX)	Energy infrastructure equity and debt	$71.8
				Portfolio mix by region[2]
Tortoise Energy Evolution Fund Institutional Class (TOPIX) Investor Class (TOPTX) C Class (TOPCX) Inception: 9/2013	Global Securities benefiting from long-term growth associated with energy transition	$8.3

(1) As of 6/30/2020

(2) As of 5/31/2020

(unaudited)

Tortoise	1

Tortoise
2020 Semi-Annual Report

Dear shareholder,

The first half of the fiscal year ending in May certainly had its highs and lows. When the period started, COVID-19 had not yet become a serious concern in the U.S. and many other countries across the globe. There weren’t yet shelter-at-home orders and basic shutdowns of countries and economies. By the end of the period, some parts of the world, including the U.S. began to emerge from several months of quarantine-induced economic slumber. While the virus is still gaining momentum in some parts of the globe, it is slowing in others and we are seeing more indicators that life is slowly making the first hesitant steps back towards normalcy. This has taken the form of direct data showing the narrowing gaps between oil and gas supply/demand, as well as untraditional metrics showing more people out on the roads requesting driving directions.

Energy infrastructure

During the period, the broad equity markets were driven by hopes and possibilities that the world could be closer to a COVID-19 vaccine. Markets vacillated as each drug saw successes or failures during trials. Energy markets improved throughout the period as oil inventories declined with transportation demand increases and supply cuts, and the market saw signs that we are getting closer to balance. The broader energy sector, as represented by the S&P Energy Select Sector® Index, faced headwinds, returning -30.1% in the first half of the fiscal year ending May 31, 2020.

Rarely have we seen a sector experience two consecutive months with more extremes than energy did in April and May. In April, oil prices plummeted to negative $37 around expiration of the front-month futures contract. May’s front-month futures contract expiration did not result in similar theatrics. The massively oversupplied global oil market in April that resulted in higher inventories subsided, resulting in higher prices. In fact, oil prices had the largest monthly gain in history in May. Crude oil spot prices, represented by West Texas Intermediate (WTI), began the fiscal year at $55.17 per barrel, troughed at -$37.63 on April 20 and ended the period at $35.49.

Indications are that China oil demand is approaching pre-COVID levels. U.S. demand appears to be increasing as well. Increased demand from two of the largest energy consumers in the world are helping balance the global oil supply and demand equation. Meanwhile, on the supply side, Saudi Arabia, Russia, and other OPEC nations are cutting production along with the U.S. In fact, the U.S. rig count is at its lowest level since 2009 indicating further production declines. According to Energy Information Administration (EIA) estimates, U.S. crude oil production fell from a record 12.9 million barrels per day (b/d) in November 2019 to 11.4 million b/d in May 2020. Baker Hughes reported that the U.S. had the fewest active drilling wells on record dating back to 1987. EIA forecasts that U.S. crude oil production will average 11.6 million b/d in 2020, and 10.8 million b/d in 2021, which would mark the first annual decline since 2016.1

While oil dominates the headlines, natural gas continues to provide a cleaner burning source. As a result, we continue to see natural gas as a critical source of energy supply going forward. A reduction in natural gas demand caused by COVID-19 has resulted in the convergence of global natural gas prices. Natural gas prices, represented by Henry Hub, opened the fiscal year at $2.46 per million British Thermal Units (mmbtu), troughed at $1.50 on April 3 before ending the period at $1.70.

In the short term, the convergence of prices restricts the global liquefied natural gas (LNG) trade. It was reported that potentially 35-45 U.S. LNG cargoes scheduled for July loading could be canceled due to low prices. However, low natural gas prices encourage coal-to-gas switching. We expect low natural gas prices in Europe to result in coal-to-gas fuel switching for electricity generation in countries like Germany this summer. Also, South Korea and Japan are expected to switch to natural gas from coal due to low prices as well. Clearly, more natural gas and less coal will reduce carbon emissions. According to the EIA, U.S. dry natural gas production averaged 92.2 billion cubic feet per day (Bcf/d) in 2019, setting a new record. EIA forecasts dry natural gas production will average 89.7 Bcf/d in 2020 and 85.4 Bcf/d in 2021 before production is expected to begin rising in the second quarter of 2021 in response to higher prices.1

On the demand side, EIA expects U.S. LNG exports to decline through the end of the summer as a result of reduced global demand for natural gas. COVID-19 has reduced global energy consumption, thereby reducing CO2 emissions significantly in 2020, and a further increase of natural gas usage and less coal will accelerate CO2 emissions reductions.

Longer term, lower natural gas prices are causing deferrals and cancelations of several LNG projects. Therefore, the global LNG market is expected to balance faster than analysts expected and there will likely be fewer players in the global LNG market. Existing LNG providers with stable cash flows backed by long-term contracts will likely benefit from fewer market participants as LNG demand and commodity prices rise in the future.

Midstream energy fared better than broad energy in the first half of the fiscal year with the Tortoise North American Pipeline IndexSM return of -19.1% and the Tortoise MLP Index® return of -25.3% during the period. In general, first quarter earnings for midstream companies were treated as a non-event, with an exclusive focus on company outlooks. Conditions appear to be improving, but are still far from normal. Full year guidance is now 8% lower on average. Companies with significant natural gas businesses and/or take or pay contracts reaffirmed guidance, whereas others with cash flows tied to wellhead volumes provided a wider range of outcomes. This falls in line with the sensitivity analysis we’ve conducted. Management teams are seeking to insulate and improve their balance sheet while investor focus has remained on their sustainability of cash flows and ultimately the dividends. Companies continued to reduce spending to better align activity with the new environment and we estimate capex is now 25% lower than original 2020 plans. Although, in most cases these projects did shift out of 2020 capital budgets, many of these projects will be necessary when demand stabilizes and may reappear in 2021 capital programs or beyond.

(unaudited)

2	Tortoise

2020 Semi-Annual Report | May 31, 2020

Capital markets activity was driven almost exclusively by debt issuance with midstream companies raising approximately $30.8 billion of debt during the first half of the fiscal year. Merger and acquisition activity slowed down as the period progressed totaling $6.7 billion. Activity was driven by simplification transactions as Equitrans Midstream Corporation purchased the units of EQM Midstream Partners it did not already own for nearly $1.9 billion and Shell Midstream Partners and CNX Midstream Partners both eliminated their Incentive Distribution Rights in transactions valued at $3.8 billion and $0.6 billion, respectively.

On the regulatory front, New York regulators denied a water permit for William’s proposed Northeast Supply Enhancement natural gas pipeline. Now, it is unlikely that Williams will pursue this project which would have resulted in lower heating bills for certain New York residents. The project cancellation immediately improves Williams’ free cash flow. And as we are emphasizing a free cash flow focus to management teams, we consequently view this and other project cancellations and deferrals favorably.

Sustainable infrastructure

Renewables and utilities have seen fairly modest overall impacts to fundamentals and valuations throughout the pandemic. The sector has remained highly defensive while maintaining its overall growth outlook. In terms of short-term impact across regions, the primary issue is intense disruptions from ‘stay in place’ policies. Europe has proved to be the most impacted, with short-run electricity demand falling in a range of 5% to 20% versus last year, which relates to a more significant short-term disruption in manufacturing and industrial activity versus other regions. We expect these declines to recover sharply over the next few months, consistent with a gradual relaxation of lockdowns, which will favor essential business activities. Renewable power generation technologies are the cheapest options globally, accounting for 72% of all new capacity additions in 2019.2

In the U.S. we have seen far more limited impacts, with electricity demand flat to down 5% broadly year-over-year, in part because U.S. industrial and commercial activity has been less disrupted. In China, which experienced an earlier disruption and recovery cycle, we are seeing signs of not only full power demand recovery, but also the potential for annualized power demand to continue to be higher year-over-year for the rest of 2020. Unsurprisingly, residential usage appears to have increased compared to last year, almost everywhere. ‘‘Stay in place” has fueled more usage of appliances, lighting, computers and general activity in the home that relies on ever more plug-in nodes. And importantly, residential mix tends to be more profitable for utility companies. Our views before the crisis and now are consistent: we expect power demand to remain relatively well underpinned, outperforming overall economic impacts during the economic downturn and to see gradual recovery as manufacturing activity bottoms and re-starts, especially in Europe. General sentiment from the International Energy Agency (IEA) concurs that renewables are growing and will continue to grow despite the generally weak economic environment and the decline in overall energy consumption in 2020.3

Concluding thoughts

Despite the ripple effect that the COVID-19 crisis has had on the economy, we remain optimistic about the recovery potential as the world works hard to return to a new version of normal. We believe that energy markets will continue to improve and the energy demand and usage mix will continue to transition to natural gas and renewables. We believe that the need for these essential assets will prevail.

The S&P Energy Select Sector® Index is a capitalization-weighted index of S&P 500® Index companies in the energy sector involved in the development or production of energy products. The Tortoise North American Oil and Gas Producers IndexSM is a float-adjusted, capitalization-weighted index of North American energy companies engaged primarily in the production of crude oil, condensate, natural gas or natural gas liquids (NGLs). The Tortoise North American Pipeline IndexSM is a float adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The Tortoise MLP Index® is a float-adjusted, capitalization-weighted index of energy master limited partnerships.

The Tortoise indices are the exclusive property of Tortoise Index Solutions, LLC, which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) to calculate and maintain the Tortoise MLP Index®, Tortoise North American Pipeline IndexSM and Tortoise North American Oil and Gas Producers IndexSM (the “Indices”). The Indices are not sponsored by S&P Dow Jones Indices or its affiliates or its third party licensors (collectively, “S&P Dow Jones Indices LLC”). S&P Dow Jones Indices will not be liable for any errors or omission in calculating the Indices. “Calculated by S&P Dow Jones Indices” and its related stylized mark(s) are service marks of S&P Dow Jones Indices and have been licensed for use by Tortoise Index Solutions, LLC and its affiliates. S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“SPFS”), and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”).

Free cash flow is the cash a company produces through its operations, less the cost of total capital expenditures (growth and maintenance).

It is not possible to invest directly in an index.

Performance data quoted represent past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.

1.	EIA June 2020 STEO
2.	The International Renewable Energy Agency: Renewable Power Generation Costs in 2019
3.	IEA Renewable Energy Market Update, Outlook for 2020 and 2021

(unaudited)

Tortoise	3

Tortoise
MLP & Pipeline Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TORIX		TORTX		TORCX
Gross expense ratio	0.93%		1.18%		1.93%
Redemption fee	None		None		None
Maximum front-end sales load	None	(1)	5.50%	(2)	None	(1)
Maximum deferred sales load	None		None	(3)	1.00%	(4)

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Total-return potential through growth and current income

●	Experienced management teams

Top ten holdings (as of May 31, 2020)

1.	The Williams Companies, Inc.	10.2%
2.	Kinder Morgan, Inc.	10.0%
3.	Enbridge Inc.	9.3%
4.	Cheniere Energy, Inc.	7.8%
5.	ONEOK, Inc.	6.7%
6.	Plains GP Holdings, L.P.	6.4%
9.	MPLX LP	5.1%
7.	Pembina Pipeline Corporation	4.9%
8.	TC Energy Corporation	4.8%
10.	Enterprise Products Partners L.P.	4.5%

Key asset performance drivers

●	The fund’s large allocation to natural gas pipeline companies were the largest drag on performance

●	Exposure to crude oil pipeline companies and gathering & processing companies also hurt performance

●	The fund’s allocation power companies added the most to absolute performance

Top five contributors
Williams Companies, Inc.
Tallgrass Energy LP
Antero Midstream Corporation
MPLX LP
Cms Energy Corp Com

Bottom five contributors
ONEOK, Inc.
Targa Resources Corp.
Cheniere Energy Inc.
Inter Pipeline Ltd.
Kinder Morgan Inc.

(unaudited)

4	Tortoise

2020 Semi-Annual Report | May 31, 2020

Value of $1,000,000 vs. S&P 500® Index Since inception on May 31, 2011 through May 31, 2020

This chart illustrates the performance of a hypothetical $1,000,000 investment made on May 31, 2011 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on May 31, 2011 through May 31, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

(unaudited)

Tortoise	5

Tortoise
MLP & Pipeline Fund (continued)

Total returns (as of May 31, 2020)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TORIX	Institutional	-25.69%	-30.18%	-10.76%	-8.95%	1.46%	0.93%
TORTX	A Class (excluding load)(2)	-25.84%	-30.41%	-11.06%	-9.22%	1.16%	1.18%
TORTX	A Class (maximum load)(2)	-29.92%	-34.25%	-12.72%	-10.24%	0.53%	1.18%
TORCX	C Class (excluding CDSC)	-26.05%	-30.88%	-11.64%	-9.85%	0.44%	1.93%
TORCX	C Class (including CDSC)	-26.78%	-31.54%	-11.64%	-9.85%	0.44%	1.93%
S&P 500® Index(3)		-2.10%	12.84%	10.23%	9.86%	11.81%	—
TNAPT(4)		-19.14%	-20.95%	-4.57%	-3.36%	—	—

(1)	Reflects period from fund inception on May 31, 2011 through May 31, 2020. The Institutional and A Class Shares commenced operations on May 31, 2011 and C Class Shares commenced operations on September 19, 2012. Performance shown for the C Class prior to inception of the C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to C Class Shares.
(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(3)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(4)	The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization weighted index of pipeline companies headquartered in the United States and Canada. You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

6	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise
MLP & Energy Income Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	INFIX		INFRX		INFFX
Gross expense ratio	1.17%		1.42%		2.17%
Redemption fee	None		None		None
Maximum front-end	None	(1)	5.50%	(2)	None	(1)
sales load
Maximum deferred	None		1.00%	(3)	1.00%	(4)
sales load

(1)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(2)	You may qualify for sales charge discounts if you invest at least $50,000.
(3)	No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 18 months of purchase.
(4)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of May 31, 2020)

1.	The Williams Companies, Inc.	5.2%
2.	ONEOK, Inc.	4.8%
3.	PBF Holding Co. LLC	4.2%
4.	Plains GP Holdings L.P.	4.1%
5.	Cheniere Energy, Inc.	4.0%
6.	Enterprise Products Partners, L.P.	4.0%
7.	Kinder Morgan, Inc.	3.9%
8.	Enbridge Inc.	3.8%
9.	Energy Transfer LP	3.8%
10.	MPLX LP	3.8%

Key asset performance drivers

●	The fund’s large allocation to natural gas pipeline companies detracted the most from performance

●	Exposure to refiners and crude oil pipeline companies also hurt performance

●	Exposure to the diversified midstream MLP segment added the most to performance

Top five contributors
Noble Midstream Partners LP
Tallgrass Energy LP
NGL Energy Partners LP
Equitrans Midstream Corporation
Blue Racer Midstream LLC
6.125% Due 11-15-22

Bottom five contributors
ONEOK, Inc.
Noble Midstream Partners LP - Restricted
Plains GP Holdings, L.P.
Marathon Petroleum Corp
Energy Transfer LP

(unaudited)

Tortoise	7

Tortoise
MLP & Energy Income Fund (continued)

Value of $1,000,000 vs. the Alerian MLP Index Since inception on December 27, 2010 through May 31, 2020

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 27, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on December 27, 2010 through May 31, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

8	Tortoise

2020 Semi-Annual Report | May 31, 2020

Total returns (as of May 31, 2020)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
INFIX	Institutional	-16.79%	-19.91%	-8.10%	-9.24%	0.63%	1.17%
INFRX	A Class (excluding load)	-16.86%	-20.10%	-8.29%	-9.45%	0.41%	1.42%
INFRX	A Class (maximum load)	-21.44%	-24.45%	-10.02%	-10.47%	-0.19%	1.42%
INFFX	C Class (excluding CDSC)	-17.21%	-20.72%	-8.98%	-10.17%	-0.28%	2.17%
INFFX	C Class (including CDSC)	-18.00%	-21.45%	-8.98%	-10.17%	-0.28%	2.17%
Alerian MLP Index(2)		-24.26%	-34.74%	-14.67%	-12.93%	-2.49%	—

(1)	Reflects period from fund inception on December 27 2010, through May 31, 2020. The Institutional Class commenced operations on December 27, 2010, the A Class Shares commenced operation on May 18, 2011 and the C Class Shares commenced operations on April 2, 2012. Performance shown for the A Class and C Class prior to the inception of the A Class Shares and C Class Shares is based on the performance of the Institutional Class Shares, adjusted for the higher expenses applicable to the A Class Shares and the C Class Shares, respectively.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price return basis (AMZ) and on a total-return basis (AMZX).

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 18 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise	9

Tortoise
MLP & Energy Infrastructure Fund

Basic fund facts

Investment objective: Current income and long-term capital appreciation

Structure: Regulated investment company

	Institutional
Ticker	MLPPX
Gross expense ratio	0.94%
Redemption fee	None
Maximum front-end sales load	None	(1)
Maximum deferred sales load	None

(1) While the Institutional Class has no front-end load, advisory and other expenses still apply.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	Securities from across the capital structure and energy value chain

●	Strategic assets that fuel the economy

●	Diversified asset base

●	Limited direct commodity price exposure

●	History of predictable, recurring cash flows

●	Current income through distributions

●	A flexible asset allocation dependent on current market opportunities

●	Experienced management team

Top ten holdings (as of May 31, 2020)

1.	The Williams Companies, Inc.	5.7%
2.	ONEOK, Inc.	5.2%
3.	Plains GP Holdings L.P.	4.5%
4.	Cheniere Energy, Inc.	4.4%
5.	Enbridge Inc.	4.3%
6.	Kinder Morgan, Inc.	4.2%
8.	Magellan Midstream Partners, L.P.	4.1%
7.	NextEra Energy Partners LP	4.1%
9.	TC Energy Corporation	4.1%
10.	Phillips 66 Partners LP	4.0%

Key asset performance drivers

●	The fund’s large allocation to natural gas pipeline companies detracted the most from performance

●	Exposure to refiners and crude oil pipeline companies also hurt performance

●	Exposure to the diversified midstream MLP segment added the most to performance

Top five contributors
Tallgrass Energy LP
Noble Midstream Partners LP
NGL Energy Partners LP
Equitrans Midstream Corporation
Williams Companies, Inc

Bottom five contributors
ONEOK, Inc.
Noble Midstream Partners LP - Restricted
Marathon Petroleum Corp
Plains GP Holdings, L.P.
Valero Energy Corp

(unaudited)

10	Tortoise

2020 Semi-Annual Report | May 31, 2020

Value of $5,000,000 vs. the Alerian MLP Index Since inception on September 9, 2010 through May 31, 2020

This chart illustrates the performance of a hypothetical $5,000,000 investment made on September 9, 2010 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since September 9, 2010 through May 31, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX).

(unaudited)

Tortoise	11

Tortoise
MLP & Energy Infrastructure Fund (continued)

Total returns (as of May 31, 2020)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
MLPXX	Institutional	-15.38%	-19.49%	-7.75%	-9.71%	1.26%	0.94%
Alerian MLP Index(2)		-24.26%	-34.74%	-14.67%	-12.93%	-1.41%	—

(1)	Reflects period from fund inception on September 9, 2010 through May 31, 2020.
(2)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price return basis (AMZ) and on a total-return basis (AMZX).

Note: For periods over 1 year, performance reflected is for the average annual returns.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

12	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise
Energy Evolution Fund

Basic fund facts

Investment objective: Total return

Structure: Regulated investment company

	Institutional		A Class		C Class
Ticker	TOPIX		TOPTX		TOPCX
Net expense ratio(1)	1.10%		1.35%		2.10%
Redemption fee	None		None		None
Maximum front-end sales load	None	(2)	5.50%	(3)	None	(2)
Maximum deferred sales load	None		None	(4)	1.00%	(5)

(1)

Tortoise has contractually agreed to limit total operating expenses (excluding acquired fund fees and expenses, brokerage commissions, leverage/borrowing interest, interest expense, taxes and extraordinary expenses) through 3/31/2021. Reimbursed expenses may be recouped for a period of thirty-six months if such recoupment can be achieved without exceeding these expense limits.

(2)	While the Institutional and C Classes have no front-end load, advisory and other expenses still apply.
(3)	You may qualify for sales charge discounts if you invest at least $50,000.
(4)

No front-end sales charge is payable on A Class investments of $1 million or more, although the fund may impose a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions made within 12 months of purchase.

(5)	The C Class CDSC applies to redemptions made within 12 months of purchase.

Targeted investment characteristics

The fund’s targeted investments generally will have the following characteristics:

●	15 – 40 holdings across energy value chain

●	Sector ranges will vary over time based on targeted catalyst and trend exposure

●	Value chain segment and company specific exposure will fluctuate based on areas of highest conviction

Top ten holdings (as of May 31, 2020)

1.	NextEra Energy, Inc.	5.8%
2.	Enel SpA	5.5%
3.	Cheniere Energy, Inc.	4.4%
4.	Sempra Energy	4.2%
5.	Enterprise Products Partners L.P.	3.7%
6.	Iberdrola, S.A.	3.7%
7.	Energias de Portugal, S.A.	3.6%
8.	The Williams Companies, Inc.	3.6%
9.	RWE AG	3.5%
10.	Orsted A/S	3.4%

Key asset performance drivers

●	The fund’s large allocation to natural gas pipeline companies, as part of the U.S. exports theme, was the largest drag on performance

●	Exposure to integrated energy producers, as part of the CO2 emission reduction theme, restrained performance

●	The fund’s gathering and processing company holding, also a part of the U.S. exports theme, added to absolute performance

Top five contributors
Orstead A/S
Energias de Portugal, S.A.
Nextera Energy Inc
RWE AG
Iberdrola, S.A.

Bottom five contributors
ONEOK, Inc
Covanta Holding Corporation
Royal Dutch Shell PLC
Cheniere Energy Inc.
Marathon Petroleum Corp

(unaudited)

Tortoise	13

Tortoise
Energy Evolution Fund (continued)

Value of $1,000,000 vs. S&P 500® Index Since inception on September 30, 2013 through May 31, 2020

This chart illustrates the performance of a hypothetical $1,000,000 investment made on September 30, 2013 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for the index.

The performance data quoted above represents past performance since inception on September 30, 2013 through May 31, 2020. Past performance is no guarantee of future results. The investment return and value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be obtained through the most recent month-end by calling 855-TCA-FUND (855-822-3863). Future performance may be lower or higher than the performance stated above.

The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.

The MSCI World Energy Index is designed to capture the large and mid cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®). You cannot invest directly in an index.

(unaudited)

14	Tortoise

2020 Semi-Annual Report | May 31, 2020

Total returns (as of May 31, 2020)

Ticker	Class	6 months	1 year	3 years	5 years	Since inception(1)	Gross expense ratio
TOPIX	Institutional	-16.90%	-17.01%	-9.88%	-9.76%	-6.48%	2.16%
TOPTX	A Class (excluding load)(2)	-16.92%	-17.15%	-10.10%	-9.97%	-6.71%	2.41%
TOPTX	A Class (maximum load)(2)	-21.45%	-21.74%	-11.78%	-10.98%	-7.49%	2.41%
TOPCX	C Class (excluding CDSC)	-17.31%	-17.77%	-10.79%	-10.64%	-7.39%	3.15%
TOPCX	C Class (including CDSC)	-18.14%	-18.59%	-10.79%	-10.64%	-7.39%	3.15%
S&P 500® Index(3)		-2.10%	12.84%	10.23%	9.86%	11.58%	—
MSCI World		-31.49%	-31.19%	-11.25%	-8.73%	-7.59%	—
Energy Index(4)

(1)	Reflects period from fund inception on September 30, 2013 through May 31, 2020.
(2)	Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(3)	The S&P 500® Index is an unmanaged market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. Returns include reinvested dividends. You cannot invest directly in an index.
(4)	The MSCI World Energy Index is designed to capture the large and mid cap segments across 23 Developed Markets (DM) countries. All securities in the index are classified in the Energy sector as per the Global Industry Classification Standard (GICS®). You cannot invest directly in an index.

Note: For periods over 1 year, performance reflected is for the average annual returns. Performance data shown for the A Class (maximum load) reflects a sales charge of 5.50%. Performance data shown “excluding load” does not reflect the deduction of the maximum sales load. Performance data shown for the C Class (including CDSC) reflects a contingent deferred sales charge (“CDSC”) of 1% for the first 12 months of investment. Performance data shown “excluding CDSC” does not reflect the deduction of the CDSC. If reflected, the load and CDSC would reduce the performance quoted. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the portfolio may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 855-TCA-FUND (855-822-3863).

(unaudited)

Tortoise	15

Mutual fund investing involves risk. Principal loss is possible. The funds are non-diversified, meaning they may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the funds are more exposed to individual stock volatility than diversified funds. Investing in specific sectors such as North American energy may involve greater risk and volatility than less concentrated investments. Risks include, but are not limited to, risks associated with energy investments, including upstream energy companies, midstream companies, downstream companies, energy company beneficiaries, master limited partnerships (MLPs), MLP affiliates, commodity price volatility, supply and demand, regulatory, environmental, operating, capital markets, terrorism, natural disaster and climate change risks. The tax benefits received by an investor investing in the funds differ from that of a direct investment in an MLP by an investor. The value of the funds’ investments in an MLP will depend largely on the MLP’s treatment as a partnership for U.S. federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation, reducing the amount of cash available for distribution to the funds which could result in a reduction of the funds’ values. Investments in foreign companies involve risk not ordinarily associated with investments in securities and instruments of U.S. issuers, including risks related to political, social and economic developments abroad, differences between U.S. and foreign regulatory and accounting requirements, tax risk and market practices, as well as fluctuations in foreign currencies. The funds invest in large, small and mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The funds may also write call options which may limit the funds’ abilities to profit from increases in the market value of a security, but cause it to retain the risk of loss should the price of the security decline. Some funds may invest in other derivatives including options, futures and swap agreements, which can be highly volatile, illiquid and difficult to value, and changes in the value of a derivative held by the funds may not correlate with the underlying instrument or the fund’s other investments and can include additional risks such as liquidity risk, leverage risk and counterparty risk that are possibly greater than risks associated with investing directly in the underlying investments. Some funds may engage in short sales and in doing so are subject to the risk that they may not always be able to borrow a security, or close out a short position at a particular time or at an acceptable price.

Nothing contained on this communication constitutes tax, legal, or investment advice. Investors must consult their tax advisor or legal counsel for advice and information concerning their particular situation.

This report reflects our views and opinions as of the date herein, which are subject to change at any time based on market and other conditions. We disclaim any responsibility to update these views. The views should not be relied on as investment advice or an indication of trading intent on behalf of the funds.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the fund’s Schedule of Investments in this report.

(unaudited)

16	Tortoise

2020 Semi-Annual Report | May 31, 2020

Expense example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 – May 31, 2020).

Actual expenses

For each class, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Tortoise MLP & Pipeline Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2019)	(05/31/2020)	(12/01/2019 – 05/31/2020)
Institutional Class Actual(2)(3)	$1,000.00	$743.10	$4.10
Institutional Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,020.30	$4.75
A Class Actual(2)(3)	$1,000.00	$741.60	$5.14
A Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,019.10	$5.96
C Class Actual(2)(3)	$1,000.00	$739.50	$8.44
C Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,015.30	$9.77

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.94%, 1.18%, and 1.94% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2020 of -25.69%, -25.84% and -26.05% for the Institutional Class, A Class and C Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $4.05, $5.14 and $8.39 for the Institutional Class, A Class and C Class, respectively.
(4)	Excluding interest expense, the hypothetical expenses would be $4.70, $5.96 and $9.72 for the Institutional Class, A Class and C Class, respectively.

(unaudited)

Tortoise	17

Tortoise MLP & Energy Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2019)	(05/31/2020)	(12/01/2019 – 05/31/2020)
Institutional Class Actual(2)(3)	$1,000.00	$832.10	$5.27
Institutional Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,019.25	$5.81
A Class Actual(2)(3)	$1,000.00	$831.40	$6.41
A Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,018.00	$7.06
C Class Actual(2)(3)	$1,000.00	$827.90	$9.82
C Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,014.25	$10.83

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.15%, 1.40%, and 2.15% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2020 of -16.79%, -16.86% and -17.21% for the Institutional Class, A Class and C Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $5.22, $6.41 and $9.82 for the Institutional Class, A Class and C Class, respectively.
(4)	Excluding interest expense, the hypothetical expenses would be $5.76, $7.06 and $10.83 for the Institutional Class, A Class and C Class, respectively.

Tortoise MLP & Energy Infrastructure Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2019)	(05/31/2020)	(12/01/2019 – 05/31/2020)
Institutional Class Actual(2)	$1,000.00	$846.20	$4.62
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.00	$5.05

(1)	Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.00%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
(2)	Based on the actual returns for the six-month period ended May 31, 2020 of -15.38%.

(unaudited)

18	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise Energy Evolution Fund
	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(12/01/2019)	(05/31/2020)	(12/01/2019 – 05/31/2020)
Institutional Class Actual(2)(3)	$1,000.00	$831.00	$5.08
Institutional Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,019.45	$5.60
A Class Actual(2)(3)	$1,000.00	$830.80	$6.27
A Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,018.15	$6.91
C Class Actual(2)(3)	$1,000.00	$826.90	$9.68
C Class Hypothetical (5% annual return before expenses)(4)	$1,000.00	$1,014.40	$10.68

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.11%, 1.37%, and 2.12% for the Institutional Class, A Class and C Class, respectively, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended May 31, 2020 of -16.90%, -16.92% and -17.31% for the Institutional Class, A Class and C Class, respectively.
(3)	Excluding interest expense, the actual expenses would be $5.04, $6.22 and $9.64 for the Institutional Class, A Class and C Class, respectively.
(4)	Excluding interest expense, the hypothetical expenses would be $5.55, $6.86 and $10.63 for the Institutional Class, A Class and C Class, respectively.

Tortoise	19

Tortoise MLP & Pipeline Fund
Schedule of Investments (unaudited)
May 31, 2020

	Shares	Fair Value
Common Stock — 74.4%(1)
Canadian Crude Oil Pipelines — 16.2%(1)
Enbridge Inc.	6,108,845	$198,232,020
Inter Pipeline Ltd.	4,921,571	45,074,634
Pembina Pipeline Corporation	4,146,305	103,593,632
		346,900,286

Canadian Natural Gas/Natural Gas Liquids Pipelines — 7.2%(1)
Keyera Corp.	3,266,064	51,759,826
TC Energy Corporation	2,282,980	102,756,930
		154,516,756

United States Crude Oil Pipelines — 6.4%(1)
Plains GP Holdings, L.P.(2)	13,628,707	136,150,783

United States Diversified Infrastructure — 1.9%(1)
NextEra Energy, Inc.	73,948	18,898,151
Sempra Energy	173,406	21,902,912
		40,801,063

United States Natural Gas Gathering/Processing — 8.6%(1)
Antero Midstream Corporation	6,010,883	28,732,021
Equitrans Midstream Corporation	7,025,893	56,839,475
Hess Midstream LP	676,700	13,141,514
Targa Resources Corp.	4,689,951	83,903,223
		182,616,233

United States Natural Gas/Natural Gas Liquids Pipelines — 34.1%(1)
Cheniere Energy, Inc.(3)	3,740,277	165,881,285
Kinder Morgan, Inc.	13,249,240	209,337,992
ONEOK, Inc.	3,886,170	142,583,577
The Williams Companies, Inc.	10,381,472	212,093,473
		729,896,327
Total Common Stock
(Cost $1,958,276,747)		1,590,881,448

Master Limited Partnerships — 24.9%(1)
United States Crude Oil Pipelines — 3.6%(1)
BP Midstream Partners LP	1,513,050	18,928,255
Shell Midstream Partners, L.P.	4,343,946	58,599,832
		77,528,087

United States Natural Gas Gathering/Processing — 0.8%(1)
CNX Midstream Partners LP	308,391	2,238,919
Western Midstream Partners, LP	1,710,159	15,972,885
		18,211,804

United States Natural Gas/Natural Gas Liquids Pipelines — 8.7%(1)
Energy Transfer LP	11,355,659	92,662,178
Enterprise Products Partners L.P.	4,899,152	93,573,803
		186,235,981

United States Other — 0.2%(1)
Westlake Chemical Partners LP	163,265	3,346,932

United States Refined Product Pipelines — 11.6%(1)
Magellan Midstream Partners, L.P.	1,786,399	80,995,331
MPLX LP	5,399,050	102,527,959
Phillips 66 Partners LP	1,430,723	63,924,704
		247,447,994
Total Master Limited Partnerships
(Cost $720,178,885)		532,770,798

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
First American Government Obligations Fund,
Class X, 0.10%(4)
(Cost $945)	945	945

Total Investments — 99.3%(1)
(Cost $2,678,456,577)		2,123,653,191
Other Assets in Excess of
Liabilities, Net — 0.7%(1)		14,853,992
Total Net Assets — 100.0%(1)		$2,138,507,183

(1)	Calculated as a percentage of net assets.
(2)	Represents an affiliated company as defined by the Investment Company Act of 1940.
(3)	Non-income producing security.
(4)	Rate indicated is the current yield as of May 31, 2020.

See accompanying Notes to Financial Statements.

20	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise MLP & Energy Income Fund
Schedule of Investments (unaudited)
May 31, 2020

	Principal
	Amount/Shares	Fair Value
Common Stock — 43.1%(1)
Britain Power — 1.3%(1)
Atlantica Yield plc	211,105	$5,530,951

Canadian Crude Oil Pipelines — 3.8%(1)
Enbridge Inc.	515,189	16,717,883

Canadian Natural Gas Pipelines — 3.7%(1)
TC Energy Corporation	360,729	16,236,412

United States Crude Oil Pipelines — 4.0%(1)
Plains GP Holdings L.P.	1,770,445	17,686,746

United States Gathering and Processing — 5.2%(1)
Equitrans Midstream Corporation	1,375,716	11,129,542
Targa Resources Corp.	656,189	11,739,221
		22,868,763

United States Natural Gas Pipelines — 17.8%(1)
Cheniere Energy, Inc.(2)	395,049	17,520,423
Kinder Morgan, Inc.	1,061,668	16,774,354
ONEOK, Inc.	567,188	20,810,128
The Williams Companies, Inc.	1,115,955	22,798,961
		77,903,866

United States Power — 5.2%(1)
Clearway Energy, Inc.	302,385	6,625,255
NextEra Energy Partners LP	318,116	16,258,909
		22,884,164

United States Refining — 2.1%(1)
Marathon Petroleum Corporation	98,525	3,462,168
Valero Energy Corporation	86,884	5,789,950
		9,252,118
Total Common Stock
(Cost $236,872,215)		189,080,903

Corporate Bonds — 32.0%(1)
Canadian Natural Gas Pipelines — 2.5%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(3)	$12,700,000	10,939,209

Marshall Island Marine Transportation — 2.9%(1)
Teekay Corporation
9.250%, 11/15/2022(3)	3,875,000	3,777,214
Teekay Offshore Partners LP /
Teekay Offshore Finance Corp.
8.500%, 07/15/2023(3)	10,050,000	8,994,700
		12,771,914

United States Gathering and Processing — 12.7%(1)
Antero Midstream Partners LP /
Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	2,600,000	2,055,703
Blue Racer Midstream LLC /
Blue Racer Finance Corp.
6.125%, 11/15/2022(3)	14,025,000	13,718,904
EnLink Midstream, LLC
5.375%, 06/01/2029	12,155,000	9,445,590
EnLink Midstream Partners, LP
4.850%, 07/15/2026	13,700,000	11,068,299
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	8,750,000	8,469,169
5.125%, 06/15/2028(3)	4,875,000	4,614,504
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.500%, 07/15/2027	5,875,000	6,149,921
		55,522,090

United States Natural Gas Pipelines — 5.5%(1)
NGPL Pipeco LLC
7.768%, 12/15/2037(3)	9,500,000	11,425,564
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	4,050,000	3,738,656
5.500%, 01/15/2028(3)	9,875,000	8,858,813
		24,023,033

United States Oil & Gas Production — 1.7%(1)
Antero Resources Corp.
5.375%, 11/01/2021	8,300,000	7,451,532

United States Oil Field Services — 2.5%(1)
Archrock Partners LP / Archrock
Partners Finance Corp.
6.875%, 04/01/2027(3)	11,725,000	11,055,561

United States Refining — 4.2%(1)
PBF Holding Co. LLC / PBF
Finance Corp.
7.250%, 06/15/2025	19,975,000	18,392,481
Total Corporate Bonds
(Cost $151,803,867)		140,155,820

See accompanying Notes to Financial Statements.

Tortoise	21

Tortoise MLP & Energy Income Fund
Schedule of Investments (unaudited) (continued)
May 31, 2020

	Shares	Fair Value
Master Limited Partnerships — 24.2%(1)
United States Gathering and Processing — 1.5%(1)
Noble Midstream Partners LP	676,561	$6,542,345

United States Natural Gas Pipelines — 10.0%(1)
DCP Midstream, LP	888,674	9,775,414
Energy Transfer LP	2,038,546	16,634,535
Enterprise Products Partners, L.P.	910,675	17,393,893
		43,803,842

United States Other — 1.6%(1)
NGL Energy Partners LP	1,326,885	6,767,114

United States Refined Product Pipelines — 11.1%(1)
Magellan Midstream Partners, L.P.	355,390	16,113,382
MPLX LP	875,128	16,618,681
Phillips 66 Partners LP	360,175	16,092,619
		48,824,682
Total Master Limited Partnerships
(Cost $104,536,481)		105,937,983

Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
First American Government Obligations Fund,
Class X, 0.10%(4)
(Cost $416)	416	416

Total Investments — 99.3%(1)
(Cost $493,212,979)		435,175,122
Other Assets in Excess of
Liabilities, Net — 0.7%(1)		3,194,761
Total Net Assets — 100.0%(1)		$438,369,883

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)
Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of May 31, 2020, the value of this investment was $87,647,997 or 20.0% of total net assets.

(4)	Rate indicated is the current yield as of May 31, 2020.

See accompanying Notes to Financial Statements.

22	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise MLP & Energy Infrastructure Fund
Schedule of Investments (unaudited)
May 31, 2020

	Principal
	Amount/Shares	Fair Value
Common Stock — 45.8%(1)
Britain Power — 1.3%(1)
Atlantica Yield plc	41,010	$1,074,462

Canadian Crude Oil Pipelines — 4.1%(1)
Enbridge Inc.	100,810	3,271,284

Canadian Natural Gas Pipelines — 3.9%(1)
TC Energy Corporation	68,896	3,101,009

United States Crude Oil Pipelines — 4.3%(1)
Plains GP Holdings L.P.	343,088	3,427,449

United States Gathering and Processing — 5.5%(1)
Equitrans Midstream Corporation	263,469	2,131,464
Targa Resources Corp.	129,950	2,324,806
		4,456,270

United States Natural Gas Pipelines — 18.5%(1)
Cheniere Energy, Inc.(2)	75,411	3,344,478
Kinder Morgan, Inc.	204,069	3,224,290
ONEOK, Inc.	108,731	3,989,340
The Williams Companies, Inc.	212,759	4,346,666
		14,904,774

United States Power — 5.5%(1)
Clearway Energy, Inc.	58,620	1,284,364
NextEra Energy Partners LP	61,654	3,151,136
		4,435,500

United States Refining — 2.7%(1)
Marathon Petroleum Corporation	30,630	1,076,338
Valero Energy Corporation	16,315	1,087,232
		2,163,570
Total Common Stock
(Cost $41,855,948)		36,834,318

Corporate Bonds — 24.7%(1)
Canadian Natural Gas Pipelines — 2.2%(1)
Rockpoint Gas Storage Canada Ltd.
7.000%, 03/31/2023(3)	$2,075,000	1,787,312

Marshall Island Marine Transportation — 2.2%(1)
Teekay Corporation
9.250%, 11/15/2022(3)	575,000	560,490
Teekay Offshore Partners LP /
Teekay Offshore Finance Corp.
8.500%, 07/15/2023(3)	1,350,000	1,208,243
		1,768,733

	Principal Amount
United States Gathering and Processing — 9.6%(1)
Antero Midstream Partners LP /
Antero Midstream Finance Corp.
5.750%, 03/01/2027(3)	$270,000	213,477
Blue Racer Midstream LLC /
Blue Racer Finance Corp.
6.125%, 11/15/2022(3)	1,600,000	1,565,080
EnLink Midstream, LLC
5.375%, 06/01/2029	1,350,000	1,049,078
EnLink Midstream Partners, LP
4.850%, 07/15/2026	1,550,000	1,252,253
Hess Midstream Operations LP
5.625%, 02/15/2026(3)	950,000	919,510
5.125%, 06/15/2028(3)	625,000	591,603
Targa Resources Partners LP / Targa
Resources Partners Finance Corp.
6.750%, 03/15/2024	388,000	395,756
6.500%, 07/15/2027	1,287,000	1,347,225
The Williams Companies, Inc.
3.750%, 06/15/2027	375,000	399,613
		7,733,595

United States Natural Gas Pipelines — 5.5%(1)
NGPL Pipeco LLC
4.875%, 08/15/2027(3)	300,000	326,893
7.768%, 12/15/2037(3)	1,675,000	2,014,507
ONEOK, Inc.
4.550%, 07/15/2028	700,000	701,829
Tallgrass Energy Partners LP /
Tallgrass Energy Finance Corp.
6.000%, 03/01/2027(3)	450,000	415,406
5.500%, 01/15/2028(3)	1,125,000	1,009,232
		4,467,867

United States Oil & Gas Production — 1.0%(1)
Antero Resources Corp.
5.375%, 11/01/2021	925,000	830,442

United States Oil Field Services — 1.7%(1)
Archrock Partners LP / Archrock
Partners Finance Corp.
6.875%, 04/01/2027(3)	1,425,000	1,343,640

United States Refining — 2.5%(1)
PBF Holding Co. LLC /
PBF Finance Corp.
7.250%, 06/15/2025	2,150,000	1,979,666
Total Corporate Bonds
(Cost $21,269,717)		19,911,255

See accompanying Notes to Financial Statements.

Tortoise	23

Tortoise MLP & Energy Infrastructure Fund
Schedule of Investments (unaudited) (continued)
May 31, 2020

	Shares	Fair Value
Master Limited Partnerships — 24.2%(1)
United States Natural Gas Gathering/Processing — 1.5%(1)
Noble Midstream Partners LP	122,219	$1,181,858

United States Natural Gas Pipelines — 9.7%(1)
DCP Midstream, LP	163,302	1,796,322
Energy Transfer LP	365,977	2,986,372
Enterprise Products Partners, L.P.	159,702	3,050,308
		7,833,002

United States Other — 1.6%(1)
NGL Energy Partners LP	253,537	1,293,039

United States Refined Product Pipelines — 11.4%(1)
Magellan Midstream Partners, L.P.	68,688	3,114,314
MPLX LP	155,401	2,951,065
Phillips 66 Partners LP	68,925	3,079,569
		9,144,948
Total Master Limited Partnerships
(Cost $9,662,563)		19,452,847

Short-Term Investment — 4.7%(1)
United States Investment Company — 4.7%(1)
First American Government
Obligations Fund, Class X, 0.10%(4)
(Cost $3,743,887)	3,743,887	3,743,887

Total Investments — 99.4%(1)
(Cost $76,532,115)		79,942,307
Other Assets in Excess of
Liabilities, Net — 0.6%(1)		450,317
Total Net Assets — 100.0%(1)		$80,392,624

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Security purchased within the terms of a private placement memorandum, except from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of May 31, 2020, the value of this investment was $11,955,393 or 14.9% of total net assets.
(4)	Rate indicated is the current yield as of May 31, 2020.

See accompanying Notes to Financial Statements.

24	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise Energy Evolution Fund
Schedule of Investments (unaudited)
May 31, 2020

	Shares	Fair Value
Common Stock — 89.7%(1)
Australia Other — 3.0%(1)
Spark Infrastructure Group	163,550	$230,329

Britain Power — 2.9%(1)
SSE plc	14,519	223,158

Canadian Crude Oil Pipelines — 1.5%(1)
Enbridge Inc.	3,498	113,510

Canadian Natural Gas/Natural Gas Liquids Pipelines — 2.2%(1)
TC Energy Corporation	3,787	170,453

Canadian Power — 4.7%(1)
Algonquin Power & Utilities Corp.	14,853	207,986
Innergex Renewable Energy Inc.	11,583	159,336
		367,322

Denmark Power — 3.3%(1)
Orsted A/S	2,176	255,908

France Power — 1.9%(1)
Engie SA	12,595	149,683

Germany Power — 3.4%(1)
RWE AG	7,887	262,836

Italy Power — 8.3%(1)
Enel SpA	54,228	419,276
Terna — Rete Elettrica Nazionale SpA	33,380	226,774
		646,050

Portugal Power — 3.5%(1)
EDP — Energias de Portugal, S.A.	58,187	271,826

Spain Power — 3.6%(1)
Iberdrola, S.A.	25,533	276,458

United States Diversified Infrastructure — 9.7%(1)
NextEra Energy, Inc.	1,731	442,374
Sempra Energy	2,491	314,638
		757,012

United States Natural Gas Gathering/Processing — 0.7%(1)
Targa Resources Corp.	3,222	57,642

United States Natural Gas/Natural Gas Liquids Pipelines — 12.5%(1)
Cheniere Energy, Inc.(2)	7,494	332,359
Kinder Morgan, Inc.	15,399	243,304
ONEOK, Inc.	3,437	126,104
The Williams Companies, Inc.	13,263	270,963
		972,730

United States Oil & Gas Production — 13.7%(1)
BP p.l.c — ADR	8,134	188,221
Chevron Corporation	2,106	193,120
Equinor ASA — ADR	14,170	206,740
Royal Dutch Shell PLC — ADR	6,978	222,947
TOTAL S.A. — ADR	6,619	248,742
		1,059,770

United States Power — 9.4%(1)
American Electric Power Company, Inc.	2,425	206,731
Covanta Holding Corporation	15,840	142,560
Exelon Corporation	5,181	198,484
Public Service Enterprise Group
Incorporated	3,521	179,712
		727,487

United States Refining — 5.4%(1)
Marathon Petroleum Corporation	4,897	172,081
Phillips 66	2,166	169,511
Valero Energy Corporation	1,161	77,369
		418,961
Total Common Stock
(Cost $7,324,507)		6,961,135

Master Limited Partnerships — 7.9%(1)
United States Natural Gas/Natural Gas Liquids Pipelines — 3.6%(1)
Enterprise Products Partners L.P.	14,603	278,918

United States Refined Product Pipelines — 4.3%(1)
Magellan Midstream Partners, L.P.	3,660	165,944
MPLX LP	8,717	165,536
		331,480
Total Master Limited Partnerships
(Cost $666,304)		610,398

Short-Term Investment — 2.2%(1)
United States Investment Company — 2.2%(1)
First American Government Obligations Fund,
Class X, 0.10%(3)
(Cost $173,940)	173,940	173,940

Total Investments — 99.8%(1)
(Cost $8,164,751)		7,745,473
Other Assets in Excess of
Liabilities, Net — 0.2%(1)		14,912
Total Net Assets — 100.0%(1)		$7,760,385

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of May 31, 2020.
ADR — American Depository Receipt

See accompanying Notes to Financial Statements.

Tortoise	25

Statements of Assets & Liabilities (unaudited)
May 31, 2020

		Tortoise MLP	Tortoise MLP
	Tortoise MLP &	& Energy	& Energy	Tortoise Energy
	Pipeline Fund	Income Fund	Infrastructure Fund	Evolution Fund
Assets:
Investments, at fair value
Unaffiliated Investments (cost $2,456,742,849,
$493,212,979, $76,532,115 and
$8,164,751, respectively)	$1,987,502,408	$435,175,122	$79,942,307	$7,745,473
Affiliated Investments
(cost $221,713,728, $0, $0 and $0, respectively)	136,150,783	—	—	—
Dividends & interest receivable	3,776,454	3,649,039	534,715	24,613
Receivable for investment securities sold	54,559,395	1,634,503	24,510	—
Receivable for capital shares sold	5,369,852	780,294	2,630	13,884
Receivable for Adviser expense reimbursement	—	—	—	24,674
Prepaid expenses and other assets	148,561	45,136	14,905	26,801
Total assets	2,187,507,453	441,284,094	80,519,067	7,835,445
Liabilities:
Payable for investment securities purchased	35,729,808	—	—	—
Payable for loans	6,304,000	1,456,000	—	—
Payable for capital shares redeemed	4,942,145	850,017	19,491	—
Payable to Adviser	1,529,052	356,400	50,362	5,298
Payable for fund administration & accounting fees	130,446	44,646	12,956	11,573
Payable for compliance fees	1,813	1,466	1,775	1,810
Payable for custody fees	31,659	4,981	—	—
Payable for audit & tax	43,546	25,501	25,458	38,073
Payable for transfer agent fees & expenses	110,692	79,559	7,674	11,827
Payable for interest expense	16,305	4,941	—	68
Accrued expenses	85,143	41,533	8,727	4,217
Accrued distribution fees	75,661	49,167	—	2,194
Total liabilities	49,000,270	2,914,211	126,443	75,060
Net Assets	$2,138,507,183	$438,369,883	$80,392,624	$7,760,385
Net Assets Consist of:
Capital Stock	$3,762,152,261	$839,461,064	$215,329,049	$40,636,496
Total distributable earnings (loss)	(1,623,645,078)	(401,091,181)	(134,936,425)	(32,876,111)
Net Assets	$2,138,507,183	$438,369,883	$80,392,624	$7,760,385

Institutional Class
Net Assets	$1,951,391,730	$374,489,454	$80,392,624	$5,537,434
Shares issued and outstanding(1)	232,554,944	69,900,466	15,247,100	903,077
Net asset value, redemption price and minimum
offering price per share	$8.39	$5.36	$5.27	$6.13

A Class
Net Assets	$163,661,918	$31,419,381	$—	$1,514,086
Shares issued and outstanding(1)	19,663,099	5,748,145	—	248,301
Net asset value, redemption price and minimum
offering price per share	$8.32	$5.47	$—	$6.10
Maximum offering price per share(2)	$8.80	$5.79	$—	$6.44

C Class
Net Assets	$23,453,535	$32,461,048	$—	$708,865
Shares issued and outstanding(1)	2,832,492	5,924,684	—	119,900
Net asset value, redemption price and minimum
offering price per share	$8.28	$5.48	$—	$5.91

(1)	Unlimited shares authorized.
(2)	The offering price is calculated by dividing the net asset value by 1 minus the maximum sales charge of 5.50%.

See accompanying Notes to Financial Statements.

26	Tortoise

2020 Semi-Annual Report | May 31, 2020

Statements of Operations (unaudited)
For the Six Months Ended May 31, 2020

		Tortoise MLP	Tortoise MLP
	Tortoise MLP &	& Energy	& Energy	Tortoise Energy
	Pipeline Fund	Income Fund	Infrastructure Fund	Evolution Fund
Investment Income:
Dividends and distributions from unaffiliated
common stock	$65,471,868	$7,074,053	$946,258	$258,321
Dividends and distributions from affiliated
common stock	5,685,664	—	—	—
Distributions from master limited partnerships	39,650,857	8,206,905	1,254,565	24,688
Less: return of capital on distributions from
affiliated investments	(61,775,941)	—	—	(50,078)
Less: return of capital on distributions from
unaffiliated investments	(5,685,664)	(11,972,318)	(1,772,277)	—
Less: foreign taxes withheld	(3,313,771)	(225,512)	(31,797)	(19,801)
Net dividends and distributions from investments	40,033,013	3,083,128	396,749	213,130
Dividends from money market mutual funds	254,024	85,630	15,205	254
Interest income	—	5,908,059	669,914	—
Total investment income	40,287,037	9,076,817	1,081,868	213,384
Expenses:
Advisory fees (See Note 6)	13,168,760	2,880,289	276,995	58,093
Fund administration & accounting fees (See Note 6)	576,249	194,638	42,248	54,113
Transfer agent fees & expenses (See Note 6)	307,064	87,641	5,655	17,873
Shareholder communication fees	151,721	43,446	2,720	1,350
Custody fees (See Note 6)	104,633	15,818	4,845	11,004
Registration fees	95,497	39,820	10,828	24,131
Audit & tax fees	25,852	13,596	13,613	21,477
Insurance fees	10,782	2,015	715	554
Trustee fees (See Note 6)	9,674	7,393	6,572	6,963
Other	8,784	4,629	2,443	5,717
Compliance fees (See Note 6)	4,931	5,119	5,025	4,931
Legal fees	3,451	3,400	3,195	3,201
Distribution fees (See Note 7):
A Class	409,568	50,453	—	2,320
C Class	152,271	190,916	—	4,530
Total expenses before interest expense
on line of credit	15,029,237	3,539,173	374,854	216,257
Interest expense on line of credit (See Note 11)	22,914	19,770	—	913
Total expenses before
reimbursement/recoupment	15,052,151	3,558,943	374,854	217,170
Fee recoupment (See Note 6)	—	31,047	2,044	—
Less: expense reimbursement by Adviser	—	(31,047)	(8,042)	(134,218)
Net expenses	15,052,151	3,558,943	368,856	82,952
Net Investment Income	25,234,886	5,517,874	713,012	130,432
Realized and Unrealized Gain (Loss) on Investments
and Translations of Foreign Currency
Net realized loss on:
Unaffiliated investments, including foreign
currency gain (loss)	(661,341,099)	(115,939,023)	(13,202,361)	(2,541,415)
Affiliated investments, including foreign currency gain	(15,657,510)	—	—	—
Written options contracts	—	(3,514,653)	(161,846)	—
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments and translations
of foreign currency	(367,650,864)	(26,164,136)	6,071,953	(418,832)
Affiliated investments and translations
of foreign currency	(49,293,464)	—	—	—
Written options contracts	—	1,758,724	177,446	—
Net Realized and Unrealized Loss on
Investments and Translations of Foreign Currency	(1,093,942,937)	(143,855,939)	(7,114,808)	(2,960,247)
Net Decrease in Net Assets Resulting
from Operations	$(1,068,708,051)	$(138,338,065)	$(6,401,796)	$(2,829,815)

See accompanying Notes to Financial Statements.

Tortoise	27

Statements of Changes in Net Assets

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2020	November 30, 2019	May 31, 2020	November 30, 2019
	(unaudited)		(unaudited)
Operations
Net investment income	$25,234,886	$39,717,457	$5,605,737	$13,219,961
Net realized loss on unaffiliated investments, written
options contracts and foreign currency	(661,341,099)	(118,356,314)	(119,453,676)	(45,624,308)
Net realized loss on affiliated investments and
foreign currency	(15,657,510)	—	—	—
Net change in unrealized depreciation of affiliated
investments and translations of foreign currency	(49,293,464)	—	—	—
Net change in unrealized appreciation (depreciation)
of unaffiliated investments, written options
contracts and translations of foreign currency	(367,650,864)	38,511,279	(24,402,263)	26,021,877
Net decrease in net assets resulting
from operations	(1,068,708,051)	(40,127,578)	(138,338,065)	(6,382,470)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	1,324,391,770	1,735,478,141	172,485,757	331,280,795
Proceeds from reinvestment of distributions	53,180,655	116,680,997	12,610,712	41,875,525
Payments for shares redeemed	(1,686,174,277)	(1,985,311,239)	(298,315,852)	(423,416,384)
Proceeds from redemption fees	—	—	—	64,051
Decrease in net assets from
Institutional Class transactions	(308,601,852)	(133,152,101)	(113,219,383)	(50,196,013)
A Class(1):
Proceeds from shares sold	52,499,520	99,215,372	14,995,600	17,094,555
Proceeds from reinvestment of distributions	5,405,181	20,142,451	702,638	1,766,514
Payments for shares redeemed	(201,382,380)	(95,709,057)	(17,652,875)	(23,666,932)
Proceeds from redemption fees	—	—	—	18,653
Increase (Decrease) in net assets from
A Class transactions	(143,477,679)	23,648,766	(1,954,637)	(4,787,210)
C Class:
Proceeds from shares sold	4,955,048	8,742,459	4,305,455	12,441,343
Proceeds from reinvestment of distributions	346,764	1,273,399	620,007	2,060,859
Payments for shares redeemed	(9,285,949)	(21,390,810)	(9,639,338)	(17,917,138)
Proceeds from redemption fees	—	—	—	10,027
Decrease in net assets from C Class transactions	(3,984,137)	(11,374,952)	(4,713,876)	(3,404,909)
Net decrease in net assets resulting
from capital share transactions	(456,063,668)	(120,878,287)	(119,887,896)	(58,388,132)
Distributions to Shareholders
From distributable earnings
Institutional Class	(50,776,631)	(54,033,930)	(9,651,768)	(1,078,191)
A Class(1)	(4,429,036)	(6,745,708)	(741,236)	(78,538)
C Class	(224,281)	(340,815)	(591,858)	(74,983)
From tax return of capital	—	—		—
Institutional Class	(14,186,544)	(99,340,629)	(11,390,589)	(63,519,356)
A Class(1)	(1,157,064)	(13,841,994)	(926,570)	(4,711,756)
C Class	(167,777)	(1,115,300)	(868,860)	(4,192,292)
Total distributions to shareholders	(70,941,333)	(175,418,376)	(24,170,881)	(73,655,116)
Total Decrease in Net Assets	(1,595,713,052)	(336,424,241)	(282,396,842)	(138,425,718)
Net Assets
Beginning of period	3,734,220,235	4,070,644,476	720,766,725	859,192,443
End of period	$2,138,507,183	$3,734,220,235	$438,369,883	$720,766,725

(1)	Prior to March 30, 2019, A Class Shares of the MLP & Pipeline Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

28	Tortoise

2020 Semi-Annual Report | May 31, 2020

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Pipeline Fund		Tortoise MLP & Energy Income Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2020	November 30, 2019	May 31, 2020	November 30, 2019
	(unaudited)		(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	152,494,172	140,773,462	29,264,278	45,267,457
Shares issued to holders in reinvestment
of dividends	5,753,927	9,729,012	2,189,112	5,824,325
Shares redeemed	(203,563,358)	(160,919,033)	(54,806,316)	(58,583,809)
Decrease in Institutional Class shares outstanding	(45,315,259)	(10,416,559)	(23,352,926)	(7,492,027)
A Class(1):
Shares sold	6,015,452	7,957,922	2,421,572	2,290,349
Shares issued to holders in reinvestment
of dividends	564,218	1,689,780	119,460	241,586
Shares redeemed	(27,763,017)	(7,776,547)	(3,417,968)	(3,235,462)
Increase (Decrease) in A Class shares outstanding	(21,183,347)	1,871,155	(876,936)	(703,527)
C Class:
Shares sold	479,539	734,617	749,315	1,665,205
Shares issued to holders in reinvestment
of dividends	42,556	106,172	105,557	280,410
Shares redeemed	(1,015,220)	(1,785,450)	(1,749,548)	(2,419,130)
Decrease in C Class shares outstanding	(493,125)	(944,661)	(894,676)	(473,515)
Net decrease in shares outstanding	(66,991,731)	(9,490,065)	(25,124,538)	(8,669,069)

(1)	Prior to March 30, 2019, A Class Shares for the MLP & Pipeline Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

Tortoise	29

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Energy Infrastructure Fund		Tortoise Energy Evolution Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2020	November 30, 2019	May 31, 2020	November 30, 2019
	(unaudited)		(unaudited)
Operations
Net investment income	$713,012	$2,840,107	$130,432	$269,085
Net realized loss on investments,
written options contracts and foreign currency	(13,364,207)	(31,020,540)	(2,541,415)	(7,232,326)
Net change in unrealized appreciation (depreciation)
of investments, written options contracts and
translations of foreign currency	6,249,399	36,860,325	(418,832)	4,113,782
Net increase (decrease) in net assets resulting
from operations	(6,401,796)	8,679,892	(2,829,815)	(2,849,459)
Capital Share Transactions
Institutional Class:
Proceeds from shares sold	22,841,546	28,824,075	2,137,872	10,542,931
Proceeds from reinvestment of distributions	3,425,173	14,452,643	183,427	—
Payments for shares redeemed	(11,956,976)	(227,497,717)	(15,895,024)	(19,258,055)
Proceeds from redemption fees	—	11,367	—	—
Increase (Decrease) in net assets from
Institutional Class transactions	14,309,743	(184,209,632)	(13,573,725)	(8,715,124)
A Class(1):
Proceeds from shares sold	—	—	281,752	480,956
Proceeds from reinvestment of distributions	—	—	32,469	—
Payments for shares redeemed	—	—	(772,845)	(1,581,843)
Decrease in net assets from A Class transactions	—	—	(458,624)	(1,100,887)
C Class:
Proceeds from shares sold	—	—	94,760	1,747,294
Proceeds from reinvestment of distributions	—	—	3,203	—
Payments for shares redeemed	—	—	(545,206)	(2,056,386)
Decrease in net assets from C Class transactions	—	—	(447,243)	(309,092)
Net increase (decrease) in net assets
resulting from capital share transactions	14,309,743	(184,209,632)	(14,479,592)	(10,125,103)
Distributions to Shareholders
From distributable earnings
Institutional Class	(1,724,332)	(8,869,767)	(316,197)	—
A Class(1)			(39,647)	—
C Class			(3,679)	—
From tax return of capital
Institutional Class	(1,700,878)	(5,582,876)	—	—
A Class(1)			—	—
C Class	—	—	—	—
Total distributions to shareholders	(3,425,210)	(14,452,643)	(359,523)	—
Total Increase (Decrease) in Net Assets	4,482,737	(189,982,383)	(17,668,930)	(12,974,562)
Net Assets
Beginning of period	75,909,887	265,892,270	25,429,315	38,403,877
End of period	$80,392,624	$75,909,887	$7,760,385	$25,429,315

(1)	Prior to March 30, 2019, A Class Shares for the Energy Evolution Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

30	Tortoise

2020 Semi-Annual Report | May 31, 2020

Statements of Changes in Net Assets (continued)

	Tortoise MLP & Energy Infrastructure Fund		Tortoise Energy Evolution Fund
	Six Months Ended	Year Ended	Six Months Ended	Year Ended
	May 31, 2020	November 30, 2019	May 31, 2020	November 30, 2019
	(unaudited)		(unaudited)
Transactions in Shares:
Institutional Class:
Shares sold	5,213,157	4,072,546	338,398	1,358,682
Shares issued to holders in reinvestment
of dividends	617,323	2,031,608	23,915	—
Shares redeemed	(2,222,235)	(31,200,191)	(2,347,757)	(2,509,009)
Increase (Decrease) in Institutional Class
shares outstanding	3,608,245	(25,096,037)	(1,985,444)	(1,150,327)
A Class(1):
Shares sold	—	—	47,636	64,578
Shares issued to holders in reinvestment
of dividends	—	—	4,250	—
Shares redeemed	—	—	(117,967)	(210,561)
Decrease in A Class shares outstanding	—	—	(66,081)	(145,983)
C Class:
Shares sold	—	—	14,392	247,613
Shares issued to holders in reinvestment
of dividends	—	—	431	—
Shares redeemed	—	—	(80,640)	(275,689)
Decrease in C Class shares outstanding	—	—	(65,817)	(28,076)
Net increase (decrease) in shares outstanding	3,608,245	(25,096,037)	(2,117,342)	(1,324,386)

(1)	Prior to March 30, 2019, A Class Shares for the Energy Evolution Fund were known as Investor Class Shares.

See accompanying Notes to Financial Statements.

Tortoise	31

Tortoise MLP & Pipeline Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$11.61	$12.29	$12.85	$13.76	$11.28	$16.84
Investment operations:
Net investment income(2)	0.09	0.14	0.16	0.15	0.21 (3)	0.24
Net realized and unrealized gain (loss)
on investments and translations of
foreign currency(2)	(3.05)	(0.26)	(0.26)	(0.64)	2.59	(5.37)
Total from investment
operations	(2.96)	(0.12)	(0.10)	(0.49)	2.80	(5.13)
Less distributions from:
Net investment income	(0.20)	(0.20)	(0.17)	(0.22)	(0.27)	(0.34)
Net realized gains	—	—	—	—	—	(0.02)
Return of capital	(0.06)	(0.36)	(0.29)	(0.20)	(0.05)	(0.07)
Total distributions	(0.26)	(0.56)	(0.46)	(0.42)	(0.32)	(0.43)
Net asset value, end of period	$8.39	$11.61	$12.29	$12.85	$13.76	$11.28
Total Return(4)	(25.69)%	(1.09)%	(0.88)%	(3.63)%	25.62%	(30.71)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,951,392	$3,226,450	$3,544,401	$2,872,704	$2,213,434	$1,242,133
Ratio of expenses to average
net assets(5)	0.94%	0.93%	0.93%	0.96%	0.97%	0.99%
Ratio of expenses excluding interest
expense to average net assets(5)	0.93%	0.93%	0.93%	0.96%	0.97%	0.99%
Ratio of net investment income
to average net assets(5)	1.66%	1.01%	1.06%	1.17%	1.73%	1.71%
Portfolio turnover rate(4)	24%	19%	14%	15%	25%	34%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

32	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
A Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$11.50	$12.18	$12.77	$13.67	$11.23	$16.76
Investment operations:
Net investment income(2)	0.11	0.11	0.06	0.13	0.18 (3)	0.31
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(3.07)	(0.26)	(0.22)	(0.64)	2.56	(5.45)
Total from investment
operations	(2.96)	(0.15)	(0.16)	(0.51)	2.74	(5.14)
Less distributions from:
Net investment income	(0.16)	(0.18)	(0.16)	(0.20)	(0.25)	(0.30)
Net realized gains	—	—	—	—	—	(0.02)
Return of capital	(0.06)	(0.35)	(0.27)	(0.19)	(0.05)	(0.07)
Total distributions	(0.22)	(0.53)	(0.43)	(0.39)	(0.30)	(0.39)
Net asset value, end of period	$8.32	$11.50	$12.18	$12.77	$13.67	$11.23
Total Return(4)(5)	(25.84)%	(1.38)%	(1.31)%	(3.81)%	25.25%	(30.90)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$163,662	$469,882	$474,785	$300,926	$312,642	$123,237
Ratio of expenses to average
net assets(6)	1.18%	1.18%	1.18%	1.21%	1.22%	1.24%
Ratio of expenses excluding interest
expense to average net assets(6)	1.18%	1.18%	1.18%	1.21%	1.22%	1.24%
Ratio of net investment income
to average net assets(6)	1.42%	0.76%	0.81%	0.92%	1.48%	1.46%
Portfolio turnover rate(5)	24%	19%	14%	15%	25%	34%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	33

Tortoise MLP & Pipeline Fund
Financial Highlights (continued)
C Class

	Six Months Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,	November 30,	November 30,
	2020	2019	2018	2017	2016	2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$11.39	$12.05	$12.61	$13.51	$11.14	$16.62
Investment operations:
Net investment income (loss)(2)	0.04	(0.01)	— (3)	0.02	0.08 (4)	0.12
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(3.01)	(0.23)	(0.23)	(0.62)	2.55	(5.32)
Total from investment
operations	(2.97)	(0.24)	(0.23)	(0.60)	2.63	(5.20)
Less distributions from:
Net investment income	(0.08)	(0.15)	(0.12)	(0.16)	(0.22)	(0.19)
Net realized gains	—	—	—	—	—	(0.02)
Return of capital	(0.06)	(0.27)	(0.21)	(0.14)	(0.04)	(0.07)
Total distributions	(0.14)	(0.42)	(0.33)	(0.30)	(0.26)	(0.28)
Net asset value, end of period	$8.28	$11.39	$12.05	$12.61	$13.51	$11.14
Total Return(5)(6)	(26.05)%	(2.13)%	(1.89)%	(4.51)%	24.37%	(31.42)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$23,453	$37,888	$51,458	$58,147	$60,170	$48,928
Ratio of expenses to average
net assets(7)	1.94%	1.93%	1.93%	1.96%	1.97%	1.99%
Ratio of expenses excluding interest
expense to average net assets(7)	1.93%	1.93%	1.93%	1.96%	1.97%	1.99%
Ratio of net investment income
to average net assets(7)	0.66%	0.01%	0.06%	0.17%	0.73%	0.71%
Portfolio turnover rate(6)	24%	19%	14%	15%	25%	34%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 do not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Amount per share is less than $0.01.
(4)	Per share amounts calculated using average shares method.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

34	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise MLP & Energy Income Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	May 31,	November 30,	November 30,		November 30,		November 30,		November 30,
	2020	2019	2018		2017		2016		2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$6.74	$7.43	$8.42		$9.70		$9.20		$13.70
Investment operations:
Net investment income	— (3)	0.81	0.08	(2)	0.11	(2)	0.23	(2)	0.24	(2)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	(1.12)	(0.82)	(0.35)		(0.68)		1.01		(4.03)
Total from investment
operations	(1.12)	(0.01)	(0.27)		(0.57)		1.24		(3.79)
Less distributions from:
Net investment income	(0.12)	(0.01)	(0.43)		(0.16)		(0.25)		(0.22)
Net realized gains	—	—	—		—		—		—
Return of capital	(0.14)	(0.67)	(0.29)		(0.55)		(0.49)		(0.49)
Total distributions	(0.26)	(0.68)	(0.72)		(0.71)		(0.74)		(0.71)
Redemption fee proceeds	—	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$5.36	$6.74	$7.43		$8.42		$9.70		$9.20
Total Return(4)	(16.79)%	(0.29)%	(3.66)%		(6.03)%		14.93%		(28.59)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$374,489	$628,295	$748,415		$735,670		$733,365		$592,034
Ratio of expenses to average
net assets(5)	1.15%	1.17%	1.16%		1.14%		1.15%		1.15%
Ratio of expenses excluding interest
expense to average net assets(5)	1.14%	1.17%	1.16%		1.14%		1.15%		1.15%
Ratio of net investment income
to average net assets(5)	2.00%	1.68%	0.99%		1.23%		2.61%		1.93%
Portfolio turnover rate(4)	28%	48%	55%		30%		65%		37%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Anualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	35

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
A Class

	Six Months Ended	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	May 31,	November 30,	November 30,		November 30,		November 30,		November 30,
	2020	2019	2018		2017		2016		2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$6.87	$7.56	$8.57		$9.87		$9.35		$13.93
Investment operations:
Net investment income(2)	0.01	0.79	0.60		0.09		0.20		0.21
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	(1.16)	(0.80)	(0.36)		(0.69)		1.04		(4.10)
Total from investment
operations	(1.15)	(0.01)	(0.30)		(0.60)		1.24		(3.89)
Less distributions from:
Net investment income	(0.11)	(0.01)	(0.42)		(0.16)		(0.24)		(0.21)
Net realized gains	—	—	—		—		—		—
Return of capital	(0.14)	(0.67)	(0.29)		(0.54)		(0.48)		(0.48)
Total distributions	(0.25)	(0.68)	(0.71)		(0.70)		(0.72)		(0.69)
Redemption fee proceeds	—	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$5.47	$6.87	$7.56		$8.57		$9.87		$9.35
Total Return(4)(5)	(16.86)%	(0.41)%	(3.95)%		(6.26)%		14.74%		28.82%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$31,419	$45,492	$55,436		$62,135		$54,418		$82,726
Ratio of expenses to average
net assets(6)	1.40%	1.42%	1.41%		1.39%		1.40%		1.40%
Ratio of expenses excluding interest
expense to average net assets(6)	1.40%	1.42%	1.41%		1.39%		1.40%		1.40%
Ratio of net investment income
to average net assets(6)	1.75%	1.43%	0.74%		0.98%		2.36%		1.68%
Portfolio turnover rate(5)	28%	48%	55%		30%		65%		37%

(1)	For an A Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Anualized for periods less than one year.

See accompanying Notes to Financial Statements.

36	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise MLP & Energy Income Fund
Financial Highlights (continued)
C Class

	Six Months Ended	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	May 31,	November 30,	November 30,		November 30,		November 30,		November 30,
	2020	2019	2018		2017		2016		2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$6.89	$7.59	$8.60		$9.90		$9.37		$13.96
Investment operations:
Net investment income	0.01	0.67	—	(2)(3)	0.02	(3)	0.14	(3)	0.12	(3)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	(1.18)	(0.75)	(0.37)		(0.69)		1.04		(4.12)
Total from investment
operations	(1.17)	(0.08)	(0.37)		(0.67)		1.18		(4.00)
Less distributions from:
Net investment income	(0.10)	(0.01)	(0.38)		(0.14)		(0.21)		(0.17)
Net realized gains	—	—	—		—		—		—
Return of capital	(0.14)	(0.61)	(0.26)		(0.49)		(0.44)		(0.42)
Total distributions	(0.24)	(0.62)	(0.64)		(0.63)		(0.65)		(0.59)
Redemption fee proceeds(2)	—	— (2)	—	(2)(3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	$5.48	$6.89	$7.59		$8.60		$9.90		$9.37
Total Return(4)(5)	(17.21)%	(1.30)%	(4.64)%		(6.95)%		13.89%		(29.40)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$32,461	$46,979	$55,341		$68,541		$92,873		$98,460
Ratio of expenses to average
net assets(6)	2.15%	2.17%	2.16%		2.14%		2.15%		2.15%
Ratio of expenses excluding interest
expense to average net assets(6)	2.15%	2.17%	2.16%		2.14%		2.15%		2.15%
Ratio of net investment income (loss)
to average net assets(6)	1.00%	0.68%	(0.01)%		0.23%		1.61%		0.93%
Portfolio turnover rate(5)	28%	48%	55%		30%		65%		37%

(1)	For a C Class Share outstanding for the entire period.
(2)	Amount per share is less than $0.01.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(5)	Not annualized for periods less than one year.
(6)	Anualized for periods less than one year.

See accompanying Notes to Financial Statements.

Tortoise	37

Tortoise MLP & Energy Infrastructure Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	May 31,	November 30,	November 30,		November 30,		November 30,		November 30,
	2020	2019	2018		2017		2016		2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$6.52	$7.24	$8.23		$9.51		$9.31		$13.97
Investment operations:
Net investment income (loss)	0.18	(0.97)	0.11	(2)	0.13	(2)	0.25	(2)	0.26	(2)
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency	(1.17)	0.92	(0.38)		(0.69)		0.68		(4.20)
Total from investment
operations	(0.99)	(0.05)	(0.27)		(0.56)		0.93		(3.94)
Less distributions from:
Net investment income	(0.13)	(0.41)	(0.48)		(0.27)		(0.25)		(0.20)
Net realized gains	—	—	—		—		—		—
Return of capital	(0.13)	(0.26)	(0.24)		(0.45)		(0.48)		(0.52)
Total distributions	(0.26)	(0.67)	(0.72)		(0.72)		(0.73)		(0.72)
Redemption fee proceeds	—	— (3)	—	(2)(3)	—	(2)(3)	—	(2)(3)	—	(2)(3)
Net asset value, end of period	5.27	$6.52	$7.24		$8.23		$9.51		$9.31
Total Return(4)	(15.38)%	(0.83)%	(3.71)%		(6.13)%		11.45%		(29.18)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$80,393	$75,910	$265,892		$328,540		$432,631		$429,246
Ratio of expenses to average
net assets:
Before expense waiver/recoupment(5)	1.02%	0.95%	0.93%		0.90%		0.90%		0.94%
After expense waiver/recoupment(5)	1.00%	0.94%	0.93%		0.90%		0.94%		1.00%
Ratio of net investment income
to average net assets:
Before expense waiver/recoupment(5)	1.91%	1.79%	1.32%		1.42%		3.01%		2.23%
After expense waiver/recoupment(5)	1.93%	1.80%	1.32%		1.42%		2.97%		2.17%
Portfolio turnover rate(4)	35%	75%	73%		28%		71%		29%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	Per share amounts calculated using average shares method.
(3)	Amount per share is less than $0.01.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.

See accompanying Notes to Financial Statements.

38	Tortoise

2020 Semi-Annual Report | May 31, 2020

Tortoise Energy Evolution Fund
Financial Highlights
Institutional Class

	Six Months Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,		November 30,	November 30,
	2020	2019	2018	2017		2016	2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$7.53	$8.17	$9.00	$10.22		$8.83	$9.95
Investment operations:
Net investment income (loss)(2)	0.07 (3)	0.09	(0.03)	(0.02)		0.03	0.07
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(1.31)	(0.73)	(0.80)	(1.16)		1.41	(1.17)
Total from investment
operations	(1.24)	(0.64)	(0.83)	(1.18)		1.44	(1.10)
Less distributions from:
Net investment income	(0.16)	—	—	(0.04)		(0.05)	(0.02)
Net realized gains	—	—	—	—		—	—
Total distributions	(0.16)	—	—	(0.04)		(0.05)	(0.02)
Net asset value, end of period	$6.13	$7.53	$8.17	$9.00		$10.22	$8.83
Total Return(4)	(16.90)%	(7.83)%	(9.22)%	(11.57)%		16.52%	(11.10)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$5,535	$21,748	$32,984	$57,431		$38,363	$35,030
Ratio of expenses to average net assets:
Before expense waiver(5)	3.07%	2.16%	1.40%	1.42%		1.70%	1.66%
After expense waiver(5)	1.11%	1.10%	1.10%	1.10%		1.10%	1.10%
Ratio of expenses excluding interest
expense to average net assets:
Before expense waiver(5)	3.06%	2.16%	1.40%	1.42%		1.70%	1.66%
After expense waiver(5)	1.10%	1.10%	1.10%	1.10%		1.10%	1.10%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver(5)	0.05%	0.13%	(0.49)%	(0.52)%		0.06%	0.22%
After expense waiver(5)	2.01%	1.19%	(0.19)%	(0.20)%		0.66%	0.78%
Portfolio turnover rate(4)	48%	124%	100%	105	%(6)	168%	126%

(1)	For an Institutional Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Tortoise	39

Tortoise Energy Evolution Fund
Financial Highlights (continued)
A Class

	Six Months Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,		November 30,	November 30,
	2020	2019	2018	2017		2016	2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$7.47	$8.12	$8.98	$10.19		$8.80	$9.93
Investment operations:
Net investment income (loss)(2)	0.06 (3)	0.09	(0.04)	(0.05)		0.03	0.07
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(1.31)	(0.74)	(0.82)	(1.14)		1.38	(1.19)
Total from investment
operations	(1.25)	(0.65)	(0.86)	(1.19)		1.41	(1.12)
Less distributions from:
Net investment income	(0.13)	—	—	(0.02)		(0.02)	(0.01)
Net realized gains	—	—	—	—		—	—
Total distributions	(0.13)	—	—	(0.02)		(0.02)	(0.01)
Net asset value, end of period	$6.09	$7.47	$8.12	$8.98		$10.19	$8.80
Total Return(4)(5)	(16.92)%	(8.00)%	(9.58)%	(11.67)%		16.06%	(11.34)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$1,513	$2,349	$3,740	$4,371		$3,068	$2,392
Ratio of expenses to average net assets:
Before expense waiver(6)	3.33%	2.41%	1.70%	1.67%		1.95%	1.91%
After expense waiver(6)	1.37%	1.35%	1.35%	1.35%		1.35%	1.35%
Ratio of expenses excluding interest
expense to average net assets:
Before expense waiver(6)	3.31%	2.41%	1.70%	1.67%		1.95%	1.91%
After expense waiver(6)	1.35%	1.35%	1.35%	1.35%		1.35%	1.35%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver(6)	(0.22)%	(0.12)%	(0.79)%	(0.77)%		(0.19)%	(0.03)%
After expense waiver(6)	1.74%	0.94%	(0.44)%	(0.45)%		0.41%	0.53%
Portfolio turnover rate(5)	48%	124%	100%	105	%(7)	168%	126%

(1)	For an A Class Share outstanding for the entire period. Prior to March 30, 2019, A Class Shares were known as Investor Class Shares.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(6)	Annualized for periods less than one year.
(7)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

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2020 Semi-Annual Report | May 31, 2020

Tortoise Energy Evolution Fund
Financial Highlights (continued)
C Class

	Six Months Ended	Year Ended	Year Ended	Year Ended		Year Ended	Year Ended
	May 31,	November 30,	November 30,	November 30,		November 30,	November 30,
	2020	2019	2018	2017		2016	2015
	(unaudited)
Per Common Share Data(1)
Net asset value, beginning of period	$7.17	$7.85	$8.74	$9.98		$8.67	$9.86
Investment operations:
Net investment income (loss)(2)	0.03 (3)	(0.01)	(0.15)	(0.04)		(0.03)	0.04
Net realized and unrealized gain (loss)
on investments and translations
of foreign currency(2)	(1.27)	(0.67)	(0.74)	(1.20)		1.36	(1.23)
Total from investment
operations	(1.24)	(0.68)	(0.89)	(1.24)		1.33	(1.19)
Less distributions from:
Net investment income	(0.02)	—	—	—		(0.02)	(—) (4)
Net realized gains	—	—	—	—		—	—
Total distributions	(0.02)	—	—	—		(0.02)	(—) (4)
Net asset value, end of period	$5.91	$7.17	$7.85	$8.74		$9.98	$8.67
Total Return(5)(6)	(17.31)%	(8.66)%	(10.18)%	(12.42)%		15.41%	(12.06)%
Supplemental Data and Ratios
Net assets, end of period (in 000’s)	$709	$1,332	$1,679	$2,056		$1,379	$1,151
Ratio of expenses to average net assets:
Before expense waiver(7)	4.08%	3.15%	2.44%	2.42%		2.70%	2.66%
After expense waiver(7)	2.12%	2.10%	2.10%	2.10%		2.10%	2.10%
Ratio of expenses excluding interest
expense to average net assets:
Before expense waiver(7)	4.06%	3.15%	2.44%	2.42%		2.70%	2.66%
After expense waiver(7)	2.10%	2.10%	2.10%	2.10%		2.10%	2.10%
Ratio of net investment income (loss)
to average net assets:
Before expense waiver(7)	(0.96)%	(0.87)%	(1.53)%	(1.52)%		(0.94)%	(0.78)%
After expense waiver(7)	1.00%	0.19%	(1.19)%	(1.20)%		(0.34)%	(0.22)%
Portfolio turnover rate(6)	48%	124%	100%	105	%(8)	168%	126%

(1)	For a C Class Share outstanding for the entire period.
(2)	The per common share data for the years ended November 30, 2018, 2017, 2016 and 2015 does not reflect the change in estimate of investment income and return of capital. See Note 2 to the financial statements for further disclosure.
(3)	Per share amounts calculated using average shares method.
(4)	Amount per share is less than $0.01.
(5)	Total return does not reflect sales charges.
(6)	Not annualized for periods less than one year.
(7)	Annualized for periods less than one year.
(8)	Portfolio turnover excludes the purchases and sales of the Tortoise North American Energy Independence Fund (TNPTX) prior to the merger on June 16, 2017. If these transactions were included portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Tortoise	41

Notes to Financial Statements (unaudited)
May 31, 2020

1. Organization

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Tortoise MLP & Pipeline Fund (“MLP & Pipeline Fund”), the Tortoise MLP & Energy Income Fund (“MLP & Energy Income Fund”), the Tortoise MLP & Energy Infrastructure Fund (“MLP & Energy Infrastructure Fund”) and the Tortoise Energy Evolution Fund (“Energy Evolution Fund”) (or collectively, “the Funds”) are each a non-diversified series with their own investment objectives and policies within the Trust. The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications (“ASC”) 946, Financial Services Investment Companies.

The investment objective of the MLP & Pipeline Fund is total return. The MLP & Pipeline Fund seeks to achieve its objective by investing primarily in equity securities of master limited partnerships (“MLPs”) and pipeline companies that own and operate a network of energy infrastructure asset systems that transport, store, distribute, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. The MLP & Pipeline Fund commenced operations on May 31, 2011.

The investment objective of the MLP & Energy Income Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Income Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Income Fund commenced operations on December 27, 2010.

The investment objective of the MLP & Energy Infrastructure Fund is primarily to seek current income and secondarily to seek long-term capital appreciation. The MLP & Energy Infrastructure Fund primarily invests in equity and debt securities of MLPs focused in the energy infrastructure sector and in equity and debt securities of other companies focused in the energy infrastructure sector. The MLP & Energy Infrastructure Fund commenced operations on September 9, 2010.

The investment objective of the Energy Evolution Fund is total return. The Energy Evolution Fund seeks to invest in securities benefiting from the long-term growth associated with the changes in energy supply relating to the energy transition that is currently underway. Energy transition (the “Transition”) is the transformation of the global energy sector to low cost and/or lower and zero-carbon energy sourced enabled by new technologies, policy framework and other market catalysts. The Energy Evolution Fund commenced operations on September 30, 2013. Prior to December 31, 2019 the Energy Evolution Fund was named the Tortoise Select Opportunity Fund and the Fund invested primarily in the securities of North American Energy companies or other companies that benefit from the operations of such North American energy companies.

The MLP & Pipeline Fund, MLP & Energy Income Fund and the Energy Evolution Fund offer three classes of shares: the Institutional Class, the A Class and the C Class. The MLP & Energy Infrastructure Fund offers one class of shares: the Institutional Class. Institutional Class shares have no sales charge and are offered only to qualifying institutional investors and certain other qualifying accounts. A Class shares may be subject to a front-end sales charge of up to 5.50%. C Class shares may be subject to a deferred sales charge of up to 1.00%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Securities Valuation — All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation — The books and records relating to the Funds’ non-U.S. dollar denominated investments are maintained in U.S. dollars on the following bases: (1) market value of investment securities, assets, and liabilities are translated at the current rate of exchange; and (2) purchases and sales of investment securities, income, and expenses are translated at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. The Funds report certain foreign currency-related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Federal Income Taxes — The Funds intend to meet the requirements of subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is required. As of May 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. During the period ended May 31, 2020, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. taxing authorities for the tax years ended November 30, 2016 through 2019.

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2020 Semi-Annual Report | May 31, 2020

Notes to Financial Statements (unaudited) (continued)

Securities Transactions, Income and Distributions — Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Distributions received from the Funds’ investments generally are comprised of ordinary income and return of capital. The Funds allocate distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

The Energy Evolution Fund distributes all net investment income, if any, and net realized capital gains, if any, annually in December. The MLP & Pipeline Fund will make distributions of net investment income, if any, semi-annually and net realized capital gains, if any, annually. The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund will make distributions of net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses — Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Funds are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of each Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% and 1.00% of average daily net assets of A Class shares and C Class shares, respectively. Trust expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities — A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value. Each Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board of Trustees as reflecting fair value. At May 31, 2020, the Funds did not hold any illiquid securities.

Indemnifications — Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

Tortoise	43

Notes to Financial Statements (unaudited) (continued)

3. Securities Valuation

The Funds have adopted fair value accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical assets or liabilities.

Level 2 —	Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 —	Significant unobservable inputs for the asset or liability, representing the Fund’s view of assumptions a market participant would use in valuing the asset or liability.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. Each Fund’s investments are carried at fair value.

Common stock (including MLPs) — Securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Corporate and Municipal Bonds — Corporate and municipal bonds, including listed issues, are valued at fair value on the basis of valuation furnished by an independent pricing service which utilized both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Investment Companies — Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Restricted Securities — Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a Fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using fair value procedures. Such fair value procedures may consider factors such as discounts to publicly traded issues and time until conversion date.

Derivative Instruments — Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset value per share. The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary. The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

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2020 Semi-Annual Report | May 31, 2020

Notes to Financial Statements (unaudited) (continued)

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of May 31, 2020:

MLP & Pipeline Fund	Level 1	Level 2	Level 3	Total
Common stock	$1,590,881,448	$—	$—	$1,590,881,448
Master limited partnerships	532,770,798	—	—	532,770,798
Short-term investment	945	—	—	945
Total investments in securities	$2,123,653,191	$—	$—	$2,123,653,191

MLP & Energy Income Fund	Level 1	Level 2	Level 3	Total
Common stock	$189,080,903	$—	$—	$189,080,903
Corporate bonds	—	140,155,820	—	140,155,820
Master limited partnerships	105,937,983	—	—	105,937,983
Short-term investment	416	—	—	416
Total investments in securities	$295,019,302	$140,155,820	$—	$435,175,122

MLP & Energy Infrastructure Fund	Level 1	Level 2	Level 3	Total
Common stock	$36,834,318	$—	$—	$36,834,318
Corporate bonds	—	19,911,255	—	19,911,255
Master limited partnerships	19,452,847	—	—	19,452,847
Short-term investment	3,743,887	—	—	3,743,887
Total investments in securities	$60,031,052	$19,911,255	$—	$79,942,307

Energy Evolution Fund	Level 1	Level 2	Level 3	Total
Common stock	$4,644,887	$2,316,248	$—	$6,961,135
Master limited partnerships	610,398	—	—	610,398
Short-term investment	173,940	—	—	173,940
Total investments in securities	$5,429,225	$2,316,248	$—	$7,745,473

Refer to each Fund’s Schedule of Investments for additional industry information.

4. Derivatives Transactions

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

FASB Accounting Standards Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Tortoise	45

Notes to Financial Statements (unaudited) (continued)

For the period ended May 31, 2020, the Funds’ average quarterly notional values are as follows:

	Purchased Option	Written Option
Fund	Contracts	Contracts
MLP & Energy Income	$—	$(53,988,327)
MLP & Energy Infrastructure	$—	$(5,641,125)

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of May 31, 2020, on the Statements of Assets and Liabilities:

MLP & Energy Income

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Written option contracts,		Written option contracts,
Equity Contracts – Written Options	at fair value	$—	at fair value	$—

MLP & Energy Infrastructure

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
	Written option contracts,		Written option contracts,
Equity Contracts – Written Options	at fair value	$—	at fair value	$—

The effect of Derivative Instruments on the Statements of Operations for the period ended May 31, 2020:

Amount of Realized Loss on Derivatives

	MLP & Energy Income	MLP & Energy Infrastructure
Derivatives not accounted for as
hedging instruments under ASC 815	Written Options	Written Options
Equity Contracts	$(3,514,653)	$(161,846)

Change in Unrealized Appreciation on Derivatives

	MLP & Energy Income	MLP & Energy Infrastructure
Derivatives not accounted for as
hedging instruments under ASC 815	Written Options	Written Options
Equity Contracts	$1,758,724	$177,446

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of May 31, 2020.

MLP & Energy Income

Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Liabilities:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Written Option Contracts	$—	$—	$—	$—	$—	$—-

MLP & Energy Infrastructure

Gross Amounts Not Offset in
Statements of Assets and Liabilities
		Gross Amounts	Net Amounts
		Offset in	of Assets Presented
	Gross Amounts	Statements of	in Statements of	Financial	Cash Collateral
Liabilities:	Recognized	Assets and Liabilities	Assets and Liabilities	Instruments	Pledged	Net Amount
Written Option Contracts	$—	$—	$—	$—	$—	$—

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis. As of May 31, 2020, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

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2020 Semi-Annual Report | May 31, 2020

Notes to Financial Statements (unaudited) (continued)

5. Concentration Risk & General Risk

The MLP & Pipeline Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of MLP and pipeline companies. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The MLP & Energy Income Fund and the MLP & Energy Infrastructure Fund seeks to achieve their investment objective by investing, under normal market conditions, at least 80% of its net assets in securities of companies focused in the energy infrastructure sector. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The Energy Evolution Fund seeks to achieve its investment objective by investing, under normal market conditions, in energy companies and Beneficiaries. Funds that primarily invest in a particular sector may experience greater volatility than funds investing in a broad range of industry sectors.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

6. Investment Advisory Fee and Other Transactions with Affiliates

The Trust has an agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”) to furnish investment advisory services to the Funds. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.75% for the MLP & Energy Infrastructure Fund, 0.85% for the MLP & Pipeline Fund and the Energy Evolution Fund, and 1.00% for the MLP & Energy Income Fund of each Fund’s average daily net assets.

The Adviser has engaged Tortoise Advisors UK Limited (the “Sub-Adviser”) as the Sub-Adviser to the Energy Evolution Fund. Subject to the supervision of the Adviser, the Sub-Adviser is primarily responsible for the day-to-day management of the Energy Evolution Fund’s portfolio, including purchase, retention and sale of securities. Fees associated with these services are paid to the Sub-Adviser by the Adviser.

The Funds’ Adviser has contractually agreed to reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) for each Fund do not exceed 1.10% for the MLP & Pipeline Fund and the Energy Evolution Fund, 1.25% for the MLP & Energy Income Fund and 1.00% for the MLP & Energy Infrastructure Fund of the average daily net assets of each Fund. Expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the date on which such reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Fund’s prospectus. During the period ended May 31, 2020, the Adviser recouped expenses of $31,047 and $2,044 relating to fees waived in prior years for the MLP & Energy Income Fund and MLP & Energy Infrastructure Fund, respectively. Reimbursed expenses subject to potential recovery by month of expiration are as follows:

MLP & Energy Infrastructure Fund		Energy Evolution Fund
June 2020 – November 2020	$—	June 2020 – November 2020	$99,205
December 2020 – November 2021	—	December 2020 – November 2021	180,617
December 2021 – November 2022	7,598	December 2021 – November 2022	264,958
December 2022 – May 2023	8,042	December 2022 – May 2023	134,218

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”) acts as the Funds’ Administrator, Transfer Agent and fund accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Funds. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals. The officers of the Trust including the Chief Compliance Officer are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate of 0.07% of the first $125 million of the average daily net assets of each fund, 0.05% on the next $250 million of the average daily net assets and 0.0325% of the daily average net assets in excess of $375 million, subject to an annual minimum of $60,000 per fund. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the period ended May 31, 2020 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Effective March 31, 2020 Foreside Financial Group, LLC (“Foreside”) acquired Quasar from U.S. Bancorp. As a result of the acquisition, Quasar became a wholly-owned broker-dealer subsidiary of Foreside and is no longer affiliated with U.S. Bancorp. The Board of Trustees of the Funds has approved a new Distribution Agreement to enable Quasar to continue serving as the Fund’s distributor.

Tortoise	47

Notes to Financial Statements (unaudited) (continued)

7. Distribution Costs

The MLP & Pipeline Fund, MLP & Energy Income Fund and the Energy Evolution Fund have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the A Class and the C Class. The Plan permits each Fund to pay for distribution and related expenses at an annual rate of 0.25% of the A Class and 1.00% of the C Class average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds. For the period ended May 31, 2020, expenses incurred by the A Class and C Class pursuant to the Plan were as follows:

Fund	A Class	C Class
MLP & Pipeline Fund	$409,568	$152,271
MLP & Energy Income	50,453	190,916
Energy Evolution Fund	2,320	4,530

8. Investment Transactions

The aggregate purchases and sales, excluding U.S. government securities and short-term investments, by the Funds for the period ended May 31, 2020, were as follows:

Fund	Purchases	Sales
MLP & Pipeline Fund	$727,534,115	$1,162,399,151
MLP & Energy Income Fund	154,864,917	260,657,411
MLP & Energy Infrastructure Fund	36,403,800	25,539,364
Energy Evolution Fund	6,756,152	21,503,900

9. Federal Tax Information

As of November 30, 2019, the Funds’ most recently completed fiscal year end, cost basis of investments for federal income tax purposes and the components of accumulated losses on a tax basis were as follows:

	MLP & Pipeline	MLP & Energy	MLP & Energy	Energy Evolution
	Fund	Income Fund	Infrastructure Fund	Fund
Cost of investments	$3,764,715,359	$677,167,316	$68,137,532	$25,781,618
Gross unrealized appreciation	$412,386,592	$139,368,160	$35,549,181	$708,355
Gross unrealized depreciation	(606,841,658)	(137,649,420)	(40,375,763)	(1,144,302)
Net unrealized appreciation (depreciation)	(194,455,066)	1,718,740	(4,826,582)	(435,947)
Undistributed ordinary income	—	—	—	356,595
Undistributed long-term capital gain	—	—	—	—
Total distributable income and capital gains	—	—	—	356,595
Other accumulated losses	(289,540,628)	(240,300,975)	(120,282,837)	(29,607,421)
Total distributable earnings (loss)	$(483,995,694)	$(238,582,235)	$(125,109,419)	$(29,686,773)

The difference between book and tax-basis cost is attributable primarily to wash sales and MLP adjustments, if any.

As of November 30, 2019, the MLP & Pipeline Fund, the MLP & Energy Income Fund, the MLP & Energy Infrastructure Fund and the Energy Evolution Fund had short-term capital loss carryforwards of $42,273,143, $126,841,117, $60,741,514 and $17,446,341, respectively, and long-term capital loss carryforwards of $228,443,960, $108,306,996, $57,548,053 and $12,161,080, respectively, which may be carried forward for an unlimited period under the Regulated Investment Company Modernization Act of 2010. Included in the total capital loss carryforward, the Energy Evolution Fund has a short-term carryforward of $1,741,778 and a long-term carryforward of $5,470,474 that it inherited as the result of the merger with North American energy Independence Fund. These capital loss carryforwards are further subject to an annual limitation of $105,999 pursuant to Section 382. To the extent the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryforwards. Capital loss carryforwards will retain their character as either short-term or long-term capital losses. Thus, such losses must be used first to offset gains of the same character; for example, long-term loss carryforwards will first offset long-term gains, before they can be used to offset short-term gains. For the MLP & Pipeline Fund, MLP & Energy Income Fund, MLP & Energy Infrastructure Fund and the Energy Evolution Fund, the capital gains and losses have been estimated based on information currently available and are subject to revision upon receipt of the 2019 tax reporting information from the individual MLPs.

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2020 Semi-Annual Report | May 31, 2020

Notes to Financial Statements (unaudited) (continued)

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending November 30 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are any net ordinary capital losses incurred between January 1 and the end of their fiscal year, November 30, 2019. For the taxable year ended November 30, 2019, the MLP & Pipeline Fund, the MLP & Energy Infrastructure Fund and the Energy Evolution Fund did not plan to defer any late year losses. The MLP & Energy Income Fund deferred, on a tax basis, late year ordinary losses of $1,030,656.

During the period ended May 31, 2020, the Funds paid the following distributions to shareholders:

			MLP & Energy
	MLP & Pipeline	MLP & Energy	Infrastructure	Energy Evolution
	Fund	Income Fund	Fund	Fund
Ordinary income*	$55,429,948	$10,984,862	$1,724,332	$359,523
Long-term capital gains**	—	—	—	—
Return of capital	15,511,385	13,186,019	1,700,878	—
Total distributions	$70,941,333	$24,170,881	$3,425,210	$359,523

During the year ended November 30, 2019, the Funds paid the following distributions to shareholders:

			MLP & Energy
	MLP & Pipeline	MLP & Energy	Infrastructure	Energy Evolution
	Fund	Income Fund	Fund	Fund
Ordinary income*	$61,120,453	$1,231,712	$8,869,767	$—
Long-term capital gains**	—	—	—	—
Return of capital	114,297,923	72,423,404	5,582,876	—
Total distributions	$175,418,376	$73,655,116	$14,452,643	$—

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate as long-term capital gain distributions, pursuant to Internal Revenue Code Section 852(b)(3)(c).

10. Transactions with Affiliates

If the Fund’s holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined by the 1940 Act. The MLP & Pipeline Fund conducted transactions during the period ended May 31, 2020 with affiliated companies as so defined:

	Beginning shares	Additions	Reductions	Ending shares
Plains GP Holdings L.P.	8,603,956	6,766,484	1,741,733	13,628,707

					Change in
	Value as of				Unrealized
	May 31, 2020	Dividend Income	Return of Capital	Realized Loss	Depreciation
Plains GP Holdings L.P.	$136,150,783	$—	$5,685,664	$(15,657,510)	$(49,293,464)

11. Line of Credit

The Funds have established a line of credit (“LOC”) in the amount of $200,000,000. Borrowings under the loan agreement are charged an interest rate equal to prime, 3.25% as of May 31, 2020. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds custodian, U.S. Bank, N.A. During the period ended May 31, 2020, the MLP & Energy Infrastructure Fund did not have any borrowings under the LOC. During the period ended May 31, 2020, the MLP & Pipeline Fund, MLP & Energy Income Fund and the Energy Evolution Fund LOC activity was as follows:

			Amount
	Average	Weighted-Average	Outstanding as
Fund	Borrowings	Interest Rate	of May 31, 2020
MLP & Pipeline Fund	$1,237,563	3.37%	$6,304,000
MLP & Energy Income Fund	1,142,197	3.35%	1,456,000
Energy Evolution Fund	45,760	3.63%	—

Tortoise	49

Notes to Financial Statements (unaudited) (continued)

12. Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2020, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
MLP & Energy Income Fund	Merrill Lynch, Pierce, Fenner & Smith Inc.	33.24%
MLP & Energy Infrastructure Fund	T. Rowe Price Retirement Plan Services	76.99%
Energy Evolution Fund	Charles Schwab & Co. Inc.	31.81%
Energy Evolution Fund	Morgan Stanley Smith Barney, LLC	27.17%

13. Subsequent Events

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

50	Tortoise

2020 Semi-Annual Report | May 31, 2020

Investment Advisory Agreement (unaudited)

Approval of Investment Advisory Agreement — Tortoise Capital Advisors, L.L.C.

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2020, the Trust’s Board of Trustees (“Board”), each of whom were present in person, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Tortoise Capital Advisors, L.L.C. (“Tortoise” or the “Adviser”) regarding the Tortoise MLP & Pipeline Fund and the Tortoise Energy Evolution Fund (each a “Fund” or collectively, the “Funds”) (the “Investment Advisory Agreement”) for another annual term.

Prior to this meeting and at meetings held on November 19-20, 2019 and January 7, 2020, the Trustees received and considered information from Tortoise and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to each Fund: (1) the nature, extent, and quality of the services provided by Tortoise with respect to the Fund; (2) the Fund’s historical performance and the performance of other investment accounts managed by Tortoise; (3) costs of the services provided by Tortoise and the profits realized by Tortoise from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Tortoise and its affiliates resulting from services rendered to the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, did not identify any particular information that was all-important or controlling, and considered the information and made its determinations for each Fund separately and independently of the other Fund.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by representatives of Tortoise, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Tortoise set forth in the Investment Advisory Agreement, as it relates to each Fund, continue to be fair and reasonable in light of the services that Tortoise performs, investment advisory fees that each Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement as it relates to each Fund are summarized below.

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Tortoise provides under the Investment Advisory Agreement with respect to each Fund, noting that such services include, but are not limited to, the following: (1) investing each Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold, or otherwise disposed of, and the timing of such transactions; (3) voting all proxies, if any, with respect to each Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Tortoise effects on behalf of each Fund; (5) selecting broker-dealers to execute orders on behalf of each Fund; and (6) monitoring and maintaining each Fund’s compliance with policies and procedures of the Trust and with applicable securities laws. With respect to the Tortoise Energy Evolution Fund, the Trustees considered that the Fund had recently undergone a change in name and principal investment strategies and that concurrent with those changes, shareholders of the Fund had recently approved the appointment of Tortoise Advisors UK Limited (“Tortoise UK”), an affiliate of Tortoise, to serve as investment sub-adviser to the Fund. The Trustees noted that Tortoise co-manages the Energy Evolution Fund with portfolio managers from Tortoise UK and oversees the performance of Tortoise UK. The Trustees considered Tortoise’s strong capitalization, its significant amount of assets under management, and its affiliation with Lovell Minnick Partners, LLC, a private equity firm and SEC registered investment adviser. The Trustees considered the specialized investment strategies that Tortoise uses to manage the Funds, Tortoise’s experience in implementing similar strategies for other registered funds, and the significant investment experience of Tortoise and its portfolio managers in the energy industry. The Trustees concluded that they are satisfied with the nature, extent and quality of services that Tortoise provides to each of the Funds under the Investment Advisory Agreement.

Tortoise	51

Investment Advisory Agreement (unaudited) (continued)

Fund Historical Performance and the Overall Performance of Tortoise. In assessing the quality of the portfolio management delivered by Tortoise, the Trustees reviewed the short-term and longer-term performance of each Fund on both an absolute basis and in comparison to an appropriate securities benchmark index, each Fund’s respective peer funds according to Morningstar classifications, and each Fund’s respective composite of separate accounts that Tortoise manages utilizing similar investment strategies as that of the Fund. When reviewing each Fund’s performance against its respective Morningstar peer group, the Trustees took into account that the investment objective and strategies of each Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in its peer group. The Trustees further noted the Funds’ broad-based securities benchmark does not resemble each Fund’s respective investment strategies and portfolio holdings, each of which are focused on the energy sector.

●	Tortoise MLP & Pipeline Fund. The Trustees noted that the Fund’s performance significantly exceeded the median and average of its Morningstar peer group for the year-to-date, one-year, three-year and five-year periods ended September 30, 2019 and was in the top five percent of its peer group in each period. The Trustees further noted the Fund had underperformed its benchmark S&P 500 across all periods. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over all relevant time periods.

●	Tortoise Energy Evolution Fund. The Trustees noted that the Fund’s performance exceeded the median and average of its Morningstar peer group for the year-to-date, one-year, three-year and five-year periods ended September 30, 2019. The Trustees further noted that the Fund had underperformed its primary and secondary benchmarks across all periods ended September 30, 2019. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Tortoise over relevant time periods. The Trustees also considered that the Fund had recently undergone a change in its principal investment strategies and that the Fund did not have a significant period of performance to evaluate under the new investment strategy.

Cost of Advisory Services and Profitability. The Trustees considered the annual advisory fees that each Fund pays to Tortoise under the Investment Advisory Agreement, as well as Tortoise’s profitability from services that Tortoise and its affiliates rendered to each Fund during the 12-month period ended September 30, 2019. In that regard, the Trustees considered the effect of an expense limitation agreement on Tortoise’s compensation and that Tortoise has contractually agreed to reimburse each Fund for operating expenses, if necessary, as specified in the Funds’ prospectus. The Trustees also considered that while the management fees that Tortoise charges to separately managed accounts and various other registered and un-registered investment vehicles, each with similar investment strategies to those of the Funds, may be higher, lower, or approximately equal to the advisory fee for the Funds (depending upon the type of account or vehicle, size of the account, relationship and/or nature and level of services provided, among other factors), Tortoise has additional responsibilities with respect to the Funds in comparison to accounts and vehicles for which Tortoise receives a smaller fee. The Trustees considered that these additional responsibilities include additional compliance obligations and the preparation of Board and shareholder materials, each of which justify the Funds’ higher fee. The Trustees concluded that Tortoise’s service relationship with the Tortoise MLP & Pipeline Fund provides a reasonable profit and that its service relationship with the remaining Funds has not been profitable.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of contractual expenses borne by each Fund and those of funds in the same Morningstar benchmark category. The Trustees noted:

●	Tortoise MLP & Pipeline Fund. The Fund’s management fee was lower than the average and median management fees of funds comprising the benchmark category. After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were lower than, and the C Class was higher than, the average and median total expenses of funds comprising the benchmark category.

●	Tortoise Energy Evolution Fund. The Fund’s management fee was higher than the average and median management fees of funds comprising the benchmark category, but well within the range of management fees borne by funds in the benchmark category. After the Fund’s expense reimbursements, the total expenses of the Fund’s Institutional and Investor Classes were lower than, and the C Class was higher than, the median and average total expenses of funds comprising the benchmark category.

While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Tortoise’s advisory fee with respect to each Fund continues to be reasonable.

52	Tortoise

2020 Semi-Annual Report | May 31, 2020

Investment Advisory Agreement (unaudited) (continued)

Economies of Scale. The Trustees considered whether the Funds may benefit from any economies of scale, noting that the investment advisory fees for the Funds do not contain breakpoints. The Trustees noted the assets in the Tortoise Energy Evolution remained quite low. The Trustees considered that because of Tortoise’s contractual obligations to reimburse each Fund for operating expenses above a specified cap, as described in each Fund’s prospectus, Tortoise continues to reimburse expenses for the Tortoise Energy Evolution Fund. The Trustees also noted the significant additional services that Tortoise provides to each of the Funds, including investor relations activities, press releases, coordination with the Funds’ principal underwriter, Board support, semi-annual shareholder letters, financial reporting support, proxy vote reporting support, quarterly commentaries, coordination regarding NAV calculations, annual prospectus updating, distribution policy management, tax coordination, line of credit oversight support, and support in maintaining the Funds’ website. In addition, the Trustees noted the Tortoise MLP & Pipeline Fund incurred daily shareholder cash flows resulting in frequent trading and increased portfolio management responsibilities. The Trustees also considered that the investment advisory fee for the Tortoise MLP & Pipeline Fund was significantly below the peer group median and average for its Morningstar peer group. The Trustees determined the current level of assets in the Tortoise MLP & Pipeline Fund, and the Fund’s asset levels over the past twelve months, do not indicate a decrease in the level of advisory services that Tortoise will be required to provide to the Fund. With respect to the remaining Funds, the Trustees noted at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time. The Trustees further noted they would revisit the issue of breakpoints in the future for each of the Funds as circumstances change and asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser and its affiliates from its relationship with each Fund. The Trustees noted Tortoise does not utilize soft dollar arrangements with respect to portfolio transactions and that Tortoise does not use affiliated brokers to execute any Fund’s portfolio transactions. While the Trustees noted Rule 12b-1 fees may be paid for shareholder and distribution services performed on behalf of the Funds, the Trustees also observed that the distribution expenses that Tortoise incurred significantly exceed any Rule 12b-1 payments from the Fund. The Trustees considered that Tortoise may receive some form of reputational benefit from services rendered to the Funds, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Tortoise does not receive additional material benefits from its relationship with the Funds.

Tortoise	53

Discussion of Liquidity Risk Management Program (unaudited)

Statement Regarding the Fund’s Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the Tortoise MLP & Pipeline Fund, Tortoise Energy Evolution Fund, Tortoise MLP & Energy Income Fund and Tortoise MLP & Energy Infrastructure Fund (each a “Fund” and together, the “Funds”), has adopted and implemented a written liquidity risk management program (the “Program”) that includes policies and procedures reasonably designed to comply with the requirements of Rule 22e-4, including: (i) assessment, management and periodic review of liquidity risk; (ii) classification of portfolio holdings; (iii) establishment of a highly liquid investment minimum (“HLIM”), as applicable; (iv) limitation on illiquid investments; and (v) redemptions in-kind. The Trust’s Board of Trustees (the “Board”) has approved the designation of Tortoise Capital Advisors, L.L.C. (“Tortoise”) as the administrator of the Program (the “Program Administrator”). Personnel of Tortoise conduct the day-to-day operation of the Program pursuant to policies and procedures administered by the Tortoise Risk Committee.

In accordance with Rule 22e-4, the Board reviewed a report prepared by the Program Administrator (the “Report”) regarding the operation of the Program and its adequacy and effectiveness of implementation for the period December 1, 2018, through December 31, 2019 (the “Reporting Period”). No significant liquidity events impacting the Funds during the Reporting Period or material changes to the Program were noted in the Report.

Under the Program, Tortoise manages and periodically reviews each Fund’s liquidity risk, including consideration of applicable factors specified in Rule 22e-4 and the Program. Liquidity risk is defined as the risk that a Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. In general, this risk was managed during the Reporting Period by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. In the Report, Tortoise provided its assessment that, based on the information considered in its review, the Program remains reasonably designed to manage each Fund’s liquidity risk and each Fund’ s investment strategy remains appropriate for an open-end fund.

Pursuant to the Program, the Tortoise Risk Committee oversaw the classification of each of the Funds’ portfolio investments as highly liquid, moderately liquid, less liquid or illiquid during the Reporting Period, including in connection with recording investment classifications on Form N-PORT. Tortoise’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

Each Fund qualified as a “primarily highly liquid fund” as defined in the Program during the Reporting Period. Accordingly, each Fund was not required to establish a HLIM or comply with the related Program provisions during the Reporting Period.

During the Reporting Period, each Fund’s investments were monitored for compliance with the 15% limitation on illiquid investments pursuant to the Program and in accordance with Rule 22e-4.

The Report noted that the Funds did effect redemptions in-kind during the Reporting Period but that any redemptions in kind were effectuated in accordance with the Trust’s Redemption in Kind Policy. The Report concluded, with respect to each Fund: (i) the Program was implemented and operated effectively to achieve the goal of assessing and managing the Fund’s liquidity risk during the Reporting Period; and (ii) the Fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund during the Reporting Period.

54	Tortoise

2020 Semi-Annual Report | May 31, 2020

Additional Information (unaudited) (continued)

Availability of Fund Portfolio Information

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-TCA-Fund or 1-855-822-3863.

Availability of Proxy Voting Information

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-TCA-Fund or 1-855-822-3863, or (2) on the SEC’s website at www.sec.gov.

PRIVACY NOTICE

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds. If you maintain a retirement/ educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed of in accordance with applicable law. The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

Tortoise	55

Contacts

Board of Trustees
David Massart
Leonard Rush, CPA
David Swanson
Robert Kern

Investment Adviser
Tortoise Capital Advisors, L.L.C.
5100 W. 115th Place
Leawood, KS 66211

Independent Registered Public
Accounting Firm
Ernst & Young, LLP
220 South Sixth Street, Suite 1400
Minneapolis, MN 55402

Transfer Agent, Fund Accountant
And Fund Administrator
U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

Fund Counsel
Stradley Ronon Stevens & Young, LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19103-7096

855-TCA-FUND
(855-822-3863)

This report must be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-855-TCA-Fund or 1-855-822-3863.

5100 W. 115th Place
Leawood, KS 66211

www.tortoiseadvisors.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Managed Portfolio Series

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date	August 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian R. Wiedmeyer
Brian R. Wiedmeyer, President
Date	August 4, 2020

By (Signature and Title)*	/s/ Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date	August 4, 2020

* Print the name and title of each signing officer under his or her signature.